UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06501

Name of Fund: BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
MuniYield Michigan Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 11/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS Annual Report JULY 31, 2008

BlackRock MuniYield California Insured Fund, Inc. (MCA) BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM) BlackRock MuniYield New York Insured Fund, Inc. (MYN)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September

2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily.

U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented govern-

ment intervention. Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2008 BlackRock MuniYield California Insured Fund, Inc.

Investment Objective

BlackRock MuniYield California Insured Fund, Inc. (MCA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and California income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (2.22)% based on market price and (0.30)% based on net asset value (NAV). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not California alone. A neutral duration posture and a relatively higher cash equivalent reserve position versus its Lipper peers provided the Fund NAV some cushion. Additionally, a portion of the competitive group appeared to hold higher percentages of securities exposed to credit spread widening, such as monoline wraps, whose value was diminished by downgrades. Management’s strategy is to pursue a balanced approach to returns, emphasizing income and muting price volatility. Management has also pursued transactions aimed at swapping into bonds wrapped by those monoline insurers that have less subprime mortgage exposure and therefore, are more apt to maintain a higher paying ability rating.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MCA
Initital Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2008 ($12.33)[1]	5.21%
Tax Equivalent Yield[2]	8.02%
Current Monthly Distribution per share of Common Stock[3]	$0.0535
Current Annualized Distribution per share of Common Stock[3]	$0.642
Leverage as of July 31, 2008[4]	40%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred
Stock (“Preferred Stock”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$12.33	$13.16	(6.31)%	$13.84	$12.13
Net Asset Value	$13.86	$14.63	(5.26)%	$14.94	$13.18

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07

City, County & State	29%	28%
Water & Sewer	13	10
Lease Revenue	11	14
Education	11	13
Transportation	10	11
Sales Tax	10	11
Power	7	4
Housing	5	4
Hospital	3	2
Industrial & Pollution Control	1	3

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	42%	95%
AA/Aa	46	2
A/A	11	3
Not Rated	1[6]	—

5 Using the higher of Standard & Poor’s (S&P’s) or Moody’s
Investors Service (Moody’s) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2008, the market value of these securities was $6,574,300 representing
1% of the Fund’s long-term investments.

4 ANNUAL REPORT JULY 31, 2008

Fund Summary as of July 31, 2008 BlackRock MuniYield Michigan Insured Fund II, Inc.

Investment Objective

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and Michigan income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (6.25)% based on market price and (1.07)% based on net asset value (NAV). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Michigan alone. Nevertheless, the Fund’s short duration position benefited performance during a period of rising tax-
exempt bond yields. Although the Fund increased its exposure to lower-rated bonds, limiting exposure to these issues also enhanced results, as these issues significantly underperformed over the last year amid dramatic widening in credit spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

	Symbol on New York Stock Exchange	MYM
	Initital Offering Date	February 28, 1992
	Yield on Closing Market Price as of July 31, 2008 ($11.63)[1]	5.57%
	Tax Equivalent Yield[2]	8.57%
	Current Monthly Distribution per share of Common Stock[3]	$0.054
	Current Annualized Distribution per share of Common Stock[3]	$0.648
	Leverage as of July 31, 2008[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and TOBs)
minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$11.63	$12.61	(7.77)%	$13.22	$11.53
Net Asset Value	$13.24	$14.13	(6.30)%	$14.45	$13.10

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07

City, County & State	21%	21%
Hospital	15	22
Industrial & Pollution Control	14	12
Education	13	9
Transportation	12	10
Water & Sewer	11	8
Lease Revenue	10	12
Sales Tax	4	3
Power	—	2
Housing	—	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	36%	83%
AA/Aa	50	4
A/A	10	11
BBB/Baa	3	2
Not Rated	1	—

[5] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

JULY 31, 2008

5

Fund Summary as of July 31, 2008 BlackRock MuniYield New York Insured Fund, Inc.

Investment Objective

BlackRock MuniYield New York Insured Fund, Inc. (MYN) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent invest-
ment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income tax and New York State and New York City personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (2.03)% based on market price and (0.69)% based on net asset value (NAV). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.42)% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not neccessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not New York alone. The Fund’s greater-than-average distribution rate, in conjunction with a largely neutral duration position during a period of rising interest rates and municipal bond relative underperformance, benefited comparative results. Conversely, relative returns were ham-
pered by the Fund’s longer-dated holdings, which proved more volatile as risk spreads increased and the municipal yield curve steepened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MYN
Initital Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2008 ($11.80)[1]	5.34%
Tax Equivalent Yield[2]	8.22%
Current Monthly Distribution per share of Common Stock[3]	$0.0525
Current Annualized Distribution per share of Common Stock[3]	$0.630
Leverage as of July 31, 2008[4]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and TOBs)
minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low

Market Price	$11.80	$12.80	(7.81)%	$13.29	$11.59
Net Asset Value	$13.16	$13.94	(5.60)%	$14.26	$12.67

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07

Transportation	35%	38%
City, County & State	16	15
Sales Tax	10	10
Water & Sewer	8	8
Power	7	7
Education	6	6
Housing	6	6
Hospital	4	2
Industrial & Pollution Control	4	4
Lease Revenue	3	3
Tobacco	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07

AAA/Aaa	47%	94%
AA/Aa	39	4
A/A	9	2
BBB/Baa	4	—
Not Rated	1[6]	—

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be investment grade quality. As of July 31, 2008, the market value of these securities was $4,624,822 representing
1% of the Fund’s long-term investments.

6 ANNUAL REPORT JULY 31, 2008

The Benefits and Risks of Leveraging

BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield
Michigan Insured Fund II, Inc. and BlackRock MuniYield New York
Insured Fund, Inc. (each a “Fund” and, collectively, the “Funds”)
utilize leverage to seek to enhance the yield and NAV of their Common
Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Stock, which pay dividends at pre-
vailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments is paid to
Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds’ Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Stock capitali-
zation of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund’s total portfolio of
$150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund’s long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund’s Common Stock (that is, its price as listed on the

New York Stock Exchange) may, as a result, decline. Furthermore, if long-
term interest rates rise, the Common Stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s Preferred Stock does not fluctuate. In addition to the decline in
NAV, the market value of the fund’s Common Stock may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide a Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above.
Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Stock in an amount of up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage from Preferred Stock and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008,
BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield
Michigan Insured Fund II, Inc. and BlackRock MuniYield New York
Insured Fund, Inc. had leverage from Preferred Stock and TOBs of 40%,
42% and 41% of their total managed assets, respectively.

ANNUAL REPORT

JULY 31, 2008

7

Schedule of Investments July 31, 2008 BlackRock MuniYield California Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California — 116.2%

ABAG Finance Authority for Nonprofit Corporations,
California, COP (Children's Hospital Medical Center),
6%, 12/01/09 (a)(b)	$ 7,000	$ 7,443,730

Alameda, California, GO, 5%, 8/01/33 (c)	2,350	2,351,199

Anaheim, California, Union High School District, GO
(Election of 2002), 5%, 8/01/27 (c)	2,400	2,394,168

Bay Area Government Association, California, Tax
Allocation Revenue Refunding Bonds (California
Redevelopment Agency Pool), Series A,
6%, 12/15/24 (d)	255	257,642

Brentwood, California, Infrastructure Refinancing
Authority, Infrastructure Revenue Refunding Bonds,
Series A, 5.20%, 9/02/29 (d)	3,980	4,019,163

California Educational Facilities Authority Revenue
Bonds (University of San Diego), Series A,
5.50%, 10/01/32	5,000	5,134,200

California Educational Facilities Authority, Student
Loan Revenue Bonds (CalEdge Loan Program),
AMT, 5.55%, 4/01/28 (a)	8,035	7,967,908

California HFA, Home Mortgage Revenue Bonds, VRDN,
AMT, Series B, 2.70%, 8/01/33 (d)(e)	22,000	22,000,000

California Health Facilities Financing Authority
Revenue Bonds (Kaiser Permanente), Series A,
5.50%, 6/01/22 (d)(f)	2,750	2,810,390

California Rural Home Mortgage Finance Authority,
S/F Mortgage Revenue Bonds (Mortgage-Backed
Securities Program), AMT (g):
Series A, 6.35%, 12/01/29 (h)	235	241,836
Series B, 6.25%, 12/01/31	100	102,808

California State Department of Veteran Affairs, Home
Purchase Revenue Refunding Bonds, Series A,
5.35%, 12/01/27 (a)	12,680	12,840,402

California State, GO, 6.25%, 10/01/19 (c)	860	865,031

California State, GO, Refunding, Veterans, AMT,
Series B, 5.70%, 12/01/32 (a)	19,865	19,864,404

California State Public Works Board, Lease Revenue
Bonds (Various University Projects), Series D,
5%, 5/01/26	6,010	6,081,639

California State University, Systemwide Revenue
Refunding Bonds, Series A, 5.125%, 11/01/26 (a)	2,720	2,732,648

California State, Various Purpose, GO, 5.50%, 11/01/33	5,950	6,049,663

	Par
Municipal Bonds	(000)	Value

California (continued)

California Statewide Communities Development
Authority, COP (Kaiser Permanente),
5.30%, 12/01/15 (d)(f)	$ 4,100	$ 4,338,169

California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A, 6%, 10/01/23	3,685	3,800,856

California Statewide Communities Development
Authority Revenue Bonds:
(Adventist), Series B, 5%, 3/01/37 (e)(i)	5,850	5,626,120
(Sutter Health), Series D, 5.05%, 8/15/38 (d)	7,925	7,864,215

California Statewide Communities Development
Authority, Revenue Refunding Bonds (Kaiser
Permanente), Series A, 5%, 4/01/31	900	842,031

Capistrano, California, Unified School District,
Community Facility District, Special Tax Refunding
Bonds, 5%, 9/01/29 (j)	7,000	6,574,330

Chabot-Las Positas, California, Community College
District, GO (Election of 2004), Series B,
5.17%, 8/01/26 (a)(k)	6,705	2,508,206

Chaffey, California, Union High School District, GO,
Series C, 5.375%, 5/01/23 (d)	6,000	6,322,200

Chino Valley, California, Unified School District, GO
(Election of 2002), Series C, 5.25%, 8/01/30 (c)	3,000	3,020,940

Chula Vista, California, Elementary School District,
COP, 5%, 9/01/29 (c)	3,910	3,790,901

Coachella Valley, California, Unified School District,
GO (Election of 2005), Series A, 5%, 8/01/25 (j)	3,275	3,238,058

Contra Costa, California, Water District, Water
Revenue Refunding Bonds:
Series L, 5%, 10/01/32 (d)	4,135	4,148,604
Series O, 5%, 10/01/24 (a)	1,735	1,785,020

Corona, California, COP (Clearwater Cogeneration
Project), 5%, 9/01/28 (c)	6,000	5,793,240

East Bay, California, Municipal Utility District,
Wastewater System Revenue Refunding Bonds,
Sub-Series A (a):
5%, 6/01/33	4,000	4,011,080
5%, 6/01/37	1,485	1,482,639

El Centro, California, Financing Authority, Water
Revenue Bonds, Series A, 5.25%, 10/01/35 (d)	1,100	1,115,961

Fremont, California, Unified School District, Alameda
County, GO, Series A, 5.50%, 8/01/26 (j)	10,755	11,103,677

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each	AMT	Alternative Minimum Tax (subject to)	IDR	Industrial Development Revenue Bonds
Fund’s Schedule of Investments, the names of many	COP	Certificates of Participation	M/F	Multi Family
of the securities have been abbreviated according to	DRIVERS	Derivative Inverse Tax-Exempt Receipts	PILOT	Payment in Lieu of Taxes
the list on the right.	GO	General Obligation Bonds	RIB	Residual Interest Bonds
	HDA	Housing Development Authority	S/F	Single-Family
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
	IDA	Industrial Development Authority

See Notes to Financial Statements.

8 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield California Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California (continued)

Fresno, California, Joint Powers Financing
Authority, Lease Revenue Bonds, Series A,
5.75%, 6/01/26 (d)	$ 4,295	$ 4,500,043

Fullerton, California, Public Financing Authority, Tax
Allocation Revenue Bonds, 5%, 9/01/27 (a)	6,930	6,845,800

Glendale, California, Electric Revenue Bonds,
5%, 2/01/32 (c)	4,390	4,318,487

Glendora, California, Unified School District, GO
(Election of 2005), Series A (c):
5%, 8/01/27	1,350	1,346,719
5.25%, 8/01/30	2,700	2,721,033

Hanford, California, Joint Unified High School
District, GO (Election of 2004), Series A,
4.75%, 8/01/29 (d)	5,710	5,627,890

Hemet, California, Unified School District, GO,
Series B, 5.125%, 8/01/37 (i)	4,500	4,547,385

Hollister, California, Joint Powers Finance Authority,
Wastewater Revenue Refunding Bonds (Refining
and Improvement Project), Series 1 (d):
5%, 6/01/32	5,000	4,978,950
5%, 6/01/37	6,000	5,909,460

Imperial, California, Community College District, GO
(Election of 2004), 5%, 8/01/29 (j)	3,090	3,007,744

La Quinta, California, Financing Authority,
Local Agency Revenue Bonds, Series A,
5.25%, 9/01/24 (a)	2,500	2,569,250

Los Angeles, California, Department of Airports,
Airport Revenue Bonds (Los Angeles International
Airport), AMT, Series D, 5.625%, 5/15/12 (j)	290	290,606

Los Angeles, California, Unified School District, GO
(Election of 2004) (j):
Series C, 5%, 7/01/27	2,880	2,919,600
Series F, 4.75%, 7/01/27	5,365	5,214,726
Series F, 5%, 7/01/30	5,000	4,986,600

Los Angeles, California, Unified School District, GO,
Series E, 5%, 7/01/30 (a)	7,000	6,981,240

Los Angeles, California, Water and Power Revenue
Bonds (Power System), Sub-Series A-1,
5%, 7/01/37 (a)	5,000	4,954,450

Los Angeles, California, Water and Power Revenue
Refunding Bonds (Power System), Series A-A-2,
5.375%, 7/01/21 (c)	3,165	3,311,983

Los Angeles County, California, Metropolitan
Transportation Authority, Sales Tax Revenue
Refunding Bonds, Proposition A, First Tier
Senior-Series A (a):
5%, 7/01/27	5,240	5,303,928
5%, 7/01/35	6,500	6,480,630

Los Angeles County, California, Public Works
Financing Authority, Lease Revenue Refunding
Bonds (Master Refunding Project), Series A,
5%, 12/01/28 (c)	6,000	5,791,680

Los Rios, California, Community College District, GO
(Election of 2002), Series B, 5%, 8/01/27 (c)	3,000	2,992,710

	Par
Municipal Bonds	(000)	Value

California (continued)

Madera, California, Public Financing Authority, Water
and Wastewater Revenue Refunding Bonds,
5%, 3/01/36 (c)	$ 2,010	$ 1,962,865

Merced, California, Community College District,
GO (School Facilities District Number 1),
5%, 8/01/31 (c)	6,865	6,754,405

Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series B-1,
5%, 10/01/33 (j)	7,175	7,193,942

Murrieta Valley, California, Unified School District,
Public Financing Authority, Special Tax Revenue
Bonds, Series A, 5.125%, 9/01/26 (i)	8,000	7,948,400

Napa, California, Water Revenue Bonds,
5%, 5/01/35 (a)	9,070	9,075,714

Natomas Unified School District, California, GO
(Election of 2006), 5%, 8/01/28 (j)	6,015	5,873,828

Oakland, California, Sewer Revenue Bonds, Series A,
5%, 6/15/29 (d)	4,270	4,315,177

Oxnard, California, Financing Authority, Wastewater
Revenue Bonds (Redwood Trunk Sewer and
Headworks Projects), Series A, 5.25%, 6/01/34 (j)	10,000	10,034,100

Oxnard, California, Unified High School District, GO,
Refunding, Series A, 6.20%, 8/01/30 (c)	9,645	10,329,795

Palm Springs, California, Financing Authority, Lease
Revenue Refunding Bonds (Convention Center
Project), Series A, 5.50%, 11/01/35 (c)	1,275	1,304,580

Palmdale, California, Water District Public Facility
Corporation, COP, 5%, 10/01/29 (j)	4,640	4,469,526

Peralta, California, Community College District, GO
(Election of 2007), Series B, 5%, 8/01/37 (d)	6,695	6,723,922

Placentia-Yorba Linda, California, Unified School
District, COP, 5%, 10/01/30 (j)	5,000	4,799,100

Port of Oakland, California, Revenue Bonds, AMT,
Series K (j):
5.75%, 11/01/12	5,450	5,555,621
5.75%, 11/01/13	5,920	6,014,306
5.75%, 11/01/14	2,150	2,178,316
5.75%, 11/01/16	3,735	3,766,598
5.875%, 11/01/17	2,745	2,768,882
5.75%, 11/01/29	7,500	7,426,650

Port of Oakland, California, Revenue Refunding
Bonds, AMT, Series L, 5.375%, 11/01/27 (c)(j)	19,040	18,245,461

Redlands, California, Unified School District, GO
(Election of 2008), 5.25%, 7/01/33 (d)	5,000	5,108,350

Riverside, California, COP, 5%, 9/01/28 (a)	3,000	2,918,340

Riverside, California, Unified School District, GO
(Election of 2001):
Series A, 5.25%, 2/01/23 (j)	6,000	6,172,140
Series B, 5%, 8/01/30 (c)	7,515	7,387,020

Riverside, California, Unified School District, GO,
Series C, 5%, 8/01/32 (i)	5,010	5,049,228

Sacramento, California, City Financing Authority,
Capital Improvement Revenue Bonds (Community
Rein Capital Program), Series A, 5%, 12/01/36 (a)	3,000	2,924,370

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

9

Schedule of Investments (continued) BlackRock MuniYield California Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

California (continued)

Sacramento, California, City Financing Authority, Tax
Allocation Revenue Bonds (Merged Downtown and
Oak Park Projects), Series A, 5.03%, 12/01/32 (j)(k) $	6,590	$ 1,484,529

Sacramento, California, Municipal Utility District
Financing Authority Revenue Bonds (Consumers
Project), 5%, 7/01/21 (c)	4,500	4,311,720

Saddleback Valley, California, Unified School District,
GO, 5%, 8/01/29 (d)	2,565	2,592,805

San Bernardino, California, City Unified School
District, GO, Series A, 5%, 8/01/28 (d)	5,000	5,067,200

San Bernardino County, California, S/F Home
Mortgage Revenue Refunding Bonds, AMT,
Series A-1, 6.25%, 12/01/31 (g)	155	159,342

San Diego, California, Redevelopment Agency,
Subordinate Tax Allocation Bonds (Centre City
Redevelopment Project), Series A (a):
5.25%, 9/01/24	2,720	2,755,605
5.25%, 9/01/25	2,860	2,882,337

San Diego, California, Unified Port District,
Revenue Refunding Bonds, AMT, Series A,
5.25%, 9/01/19 (c)	5,400	5,327,100

San Diego County, California, COP (Salk Institute
for Bio Studies) (c):
5.75%, 7/01/22	3,570	3,774,061
5.75%, 7/01/31	5,200	5,437,380

San Francisco, California, City and County Airport
Commission, International Airport Revenue
Refunding Bonds AMT, Second Series,
Issue 34E, 5.75%, 5/01/25 (d)	3,500	3,607,625

San Francisco, California, City and County Airport
Commission, International Airport, Special Facilities
Lease Revenue Bonds (SFO Fuel Company LLC),
AMT, Series A (d):
6.10%, 1/01/20	1,000	1,008,690
6.125%, 1/01/27	985	993,895

San Francisco, California, Community College District,
GO, Refunding, Series A, 5.375%, 6/15/21 (j)	1,925	2,035,264

San Jose, California, Airport Revenue Bonds,
Series D, 5%, 3/01/28 (c)	4,135	4,038,944

San Jose, California, Financing Authority, Lease
Revenue Refunding Bonds (Civic Center Project),
Series B, 5%, 6/01/32 (a)	11,400	11,383,470

San Jose, California, GO (Libraries, Parks and Public
Safety Projects), 5%, 9/01/27 (c)	7,910	8,005,157

San Jose, California, Redevelopment Agency, Tax
Allocation Bonds (Housing Set-Aside Merged Area),
AMT, Series E, 5.85%, 8/01/27 (e)	7,300	7,323,579

San Juan, California, Unified School District, GO
(Election of 2002), 5%, 8/01/28 (c)	4,250	4,212,898

San Mateo County, California, Transit District,
Sales Tax Revenue Refunding Bonds, Series A,
5%, 6/01/29 (c)	4,350	4,277,834

	Par
Municipal Bonds	(000)	Value

California (concluded)

Santa Clara, California, Subordinated Electric
Revenue Bonds, Series A, 5%, 7/01/28 (c)	$ 5,500	$ 5,424,705

Santa Rosa, California, High School District, GO:
(Election of 2002), 5%, 8/01/28 (c)	2,500	2,468,875
5.375%, 8/01/26 (d)	3,000	3,107,190

South Tahoe, California, Joint Powers Financing
Authority, Revenue Refunding Bonds (South Tahoe
Redevelopment Project Area Number 1), Series A,
5%, 10/01/29 (d)	1,645	1,653,554

Stockton, California, Public Financing Authority,
Water Revenue Bonds (Water System Capital
Improvement Projects), Series A, 5%, 10/01/31 (c)	2,600	2,557,776

Turlock, California, Public Finance Authority, Sewer
Revenue Bonds, Series A, 5%, 9/15/33 (j)	3,000	2,908,020

Vallecitos Water District and Wastewater
Enterprise, California, COP, Refunding, Series A,
5%, 7/01/27 (d)	2,000	2,028,660

Ventura County, California, Community College
District, GO, Refunding, Series A, 5%, 8/01/27 (c)	3,395	3,433,873

Vista, California, COP (Community Projects),
5%, 5/01/37 (c)	6,750	6,539,400

Vista, California, Unified School District, GO,
Series B, 5%, 8/01/28 (j)	2,550	2,490,151

West Contra Costa, California, Unified School
District, GO, (Election of 2005), Series B,
5.625%, 8/01/35 (l)	7,500	7,901,550

		553,617,817

Puerto Rico — 3.8%

Puerto Rico Electric Power Authority, Power Revenue
Refunding Bonds, Series UU, 5%, 7/01/24 (d)	7,000	7,130,830

Puerto Rico Municipal Finance Agency, GO, RIB,
Series 225, 8%, 8/01/12 (d)(e)	10,000	10,797,200

		17,928,030

Total Municipal Bonds — 120.0%		571,545,847

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)

California — 45.7%

Alameda County, California, Joint Powers Authority,
Lease Revenue Refunding Bonds, 5%, 12/01/34 (d)	2,955	2,921,934

Anaheim, California, Public Financing Authority,
Electric System Distribution Facilities Revenue
Bonds, Series A, 5%, 10/01/31 (d)	3,568	3,577,206

California State University, Systemwide Revenue
Bonds, Series A, 5%, 11/01/39 (d)	4,858	4,873,251

Desert, California, Community College District, GO,
Series C, 5%, 8/01/37 (d)	5,998	6,024,044

East Bay Municipal Utility District, California,
Water System Revenue Bonds, Sub-Series A,
5%, 6/01/35 (c)	10,000	10,022,300

See Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield California Insured Fund, Inc.
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (m)	(000)	Value

California (concluded)

Fremont, California, Unified School District,
Alameda County, GO (Election of 2002), Series B,
5%, 8/01/30 (d)	$ 5,997	$ 6,060,540

Lodi, California, Unified School District, GO,
5%, 8/01/29 (d)	10,260	10,354,802

Long Beach, California, Harbor Revenue Bonds, AMT,
Series A, 5.375%, 5/15/24	15,150	15,202,722

Los Angeles, California, Community College District,
GO (Election of 2003), Series E, 5%, 8/01/31 (d)	7,499	7,597,393

Los Angeles, California, Community Redevelopment
Agency, Community Redevelopment Financing
Authority Revenue Bonds (Bunker Hill Project),
Series A, 5%, 12/01/27 (c)	10,000	9,877,237

Los Angeles, California, Department of Water and
Power, Power System Revenue Refunding Bonds,
Series A, Sub-Series A-2, 5%, 7/01/27 (c)	16,000	16,179,840

Los Angeles, California, Water and Power Revenue
Bonds (Power System), Sub-Series A-1,
5.125%, 7/01/31 (d)	5,007	5,042,214

Metropolitan Water District of Southern California,
Waterworks Revenue Bonds, Series A, 5%, 7/01/37	15,000	15,171,600

Palomar Pomerado Health Care District, California, GO
(Election of 2004), Series A, 5%, 8/01/37 (c)	9,299	9,375,866

Poway, California, Unified School District, School
Facilities Improvement, GO (Election of 2002),
Series 1-B, 5%, 8/01/30 (d)	10,000	10,118,357

Rancho, California, Water District Financing Authority,
Revenue Refunding Bonds, Series A, 5%, 8/01/34 (d)	9,279	9,360,769

San Diego County, California, Water Authority, Water
Revenue Bonds, COP, Series A (d):
5%, 5/01/30	7,350	7,378,665
5%, 5/01/31	10,000	10,021,648

San Diego County, California, Water Authority, Water
Revenue Refunding Bonds, COP, Series A,
5%, 5/01/33 (d)	8,505	8,589,370

San Francisco, California, Bay Area Rapid Transit
District, Sales Tax Revenue Refunding Bonds,
Series A (c):
5%, 7/01/30	19,630	19,720,298
5%, 7/01/34	10,500	10,492,020

San Francisco, California, City and County Airport
Commission, International Airport Revenue
Refunding Bonds, AMT, Second Series, Issue 34E,
5.75%, 5/01/24 (d)	5,007	5,169,268

University of California Revenue Bonds, Series L,
5%, 5/15/40	7,398	7,439,342

West Contra Costa, California, Unified School District,
GO (Election of 2002), Series B, 5%, 5/01/32 (d)	6,700	6,731,289

Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 45.7%		217,301,975

Total Long-Term Investments
(Cost — $801,160,381) — 165.7%		788,847,822

Short-Term Securities	Shares	Value

CMA California Municipal Money Fund,
1.68% (n)(o)	206,253	$ 206,253

Total Short-Term Securities
(Cost — $206,253) — 0.0%		206,253

Total Investments (Cost — $801,366,634*) — 165.7%		789,054,075
Other Assets Less Liabilities — 2.0%		9,567,918
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (27.3)%		(129,933,615)
Preferred Stock, at Redemption Value — (40.4)%		(192,453,615)

Net Assets Applicable to Common Stock — 100.0%		$476,234,763

* The cost and unrealized appreciation (depreciation) of investments as of
July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 672,599,134

Gross unrealized appreciation	$ 3,925,778
Gross unrealized depreciation	(17,001,201)

Net unrealized depreciation	$ (13,075,423)

(a) AMBAC Insured.

(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c) MBIA Insured. (d) FSA Insured.

(e) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(f) Security is collateralized by Municipal or U.S. Treasury Obligations. (g) FNMA/GNMA Collateralized.

(h) FHLMC Collateralized.

(i) Assured Guaranty Insured. (j) FGIC Insured.

(k) Represents a zero-coupon bond. Rate shown is the effective yield at the time of purchase.

(l) BHAC Insured.

(m) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(n) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA California Municipal Money Fund	157,203	$274,385

(o) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

11

Schedule of Investments July 31, 2008 BlackRock MuniYield Michigan Insured Fund II, Inc.
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan — 133.0%

Adrian, Michigan, City School District, GO,
5%, 5/01/14 (a)(b)	$ 2,400	$ 2,613,288

Anchor Bay, Michigan, School District, School Building
and Site, GO, Series II, 5.75%, 5/01/10 (b)(c)	3,165	3,355,058

Bay City, Michigan, School District, School Building
and Site, GO, 5%, 5/01/31 (a)	2,275	2,279,163

Bullock Creek, Michigan, School District, GO,
5.50%, 5/01/10 (b)(d)	2,150	2,269,927

Delta County, Michigan, Economic Development
Corporation, Environmental Improvement Revenue
Refunding Bonds (Mead Westvaco-Escanaba),
Series A, 6.25%, 4/15/12 (b)	2,420	2,680,029

Detroit, Michigan, City School District, GO (School
Building and Site Improvement) (c):
Series A, 5.0%, 5/01/13 (b)	2,000	2,163,140
Series A, 5.375%, 5/01/13 (b)	1,480	1,627,778
Series B, 5%, 5/01/28	1,900	1,874,046

Detroit, Michigan, City School District, GO, Series A,
5.50%, 5/01/12 (a)(b)	1,700	1,856,094

Detroit, Michigan, Water Supply System
Revenue Bonds:
Second Lien, Series B, 5%, 7/01/13 (b)(d)	1,780	1,932,243
Second Lien, Series B, 5%, 7/01/34 (d)	2,620	2,509,803
Senior Lien, Series A, 5%, 7/01/13 (a)(b)	1,250	1,356,912
Senior Lien, Series A, 5%, 7/01/25 (d)	3,460	3,495,915
Senior Lien, Series A, 5%, 7/01/34 (d)	4,600	4,406,524

Dickinson County, Michigan, Economic Development
Corporation, Environmental Improvement Revenue
Refunding Bonds (International Paper Company
Project), Series A, 5.75%, 6/01/16	2,500	2,453,525

Dickinson County, Michigan, Healthcare
System, Hospital Revenue Refunding Bonds,
5.80%, 11/01/24 (e)	2,170	2,073,109

East Grand Rapids, Michigan, Public School District,
GO, 6%, 5/01/09 (a)(b)	6,300	6,506,136

Eaton Rapids, Michigan, Public Schools, School
Building and Site, GO (a):
5%, 5/01/14 (b)	880	958,206
5.25%, 5/01/23	2,000	2,079,160
5%, 5/01/26	1,000	1,013,380
5%, 5/01/29	370	371,806

Flint, Michigan, Hospital Building Authority, Revenue
Refunding Bonds (Hurley Medical Center),
Series A (e):
5.375%, 7/01/20	385	346,773
6%, 7/01/20	775	739,443

Gibraltar, Michigan, School District, GO, (School
Building and Site) (c):
5%, 5/01/14 (b)	3,065	3,337,387
5%, 5/01/28	585	585,825

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Grand Blanc, Michigan, Community Schools, GO (c):
5.625%, 5/01/17	$ 1,000	$ 1,067,630
5.625%, 5/01/18	1,000	1,054,920
5.625%, 5/01/19	1,100	1,160,412

Grand Rapids, Michigan, Building Authority Revenue
Bonds, Series A (f):
5.50%, 10/01/12 (b)	665	731,274
5.50%, 10/01/18	805	853,727
5.50%, 10/01/19	190	201,501

Grand Rapids, Michigan, Sanitation Sewer System
Revenue Refunding and Improvement Bonds,
Series A, 5.50%, 1/01/22 (c)	1,500	1,621,470

Hancock, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/33 (a)	1,245	1,243,145

Harper Woods, Michigan, City School District, School
Building and Site, GO, Refunding (c):
5%, 5/01/14 (b)	215	234,107
5%, 5/01/34	10	9,801

Hartland, Michigan, Consolidated School District, GO,
6%, 5/01/10 (b)(c)	4,500	4,789,395

Haslett, Michigan, Public School District, School
Building and Site, GO, 5.625%, 11/01/11 (b)(e)	1,275	1,388,819

Hudsonville, Michigan, Public Schools, School
Building and Site, GO, 5%, 5/01/29 (a)	2,660	2,672,981

Jackson, Michigan, Public Schools, GO,
5.375%, 5/01/10 (b)(c)	3,975	4,188,259

Kent, Michigan, Hospital Finance Authority
Revenue Bonds (Spectrum Health), Series A,
5.50%, 7/15/11 (b)(e)	3,000	3,247,260

Lakewood, Michigan, Public Schools, GO, DRIVERS,
Series 2624Z, 7.60%, 5/01/15 (a)(g)	2	2,115

Lapeer, Michigan, Community Schools, School
Building and Site, GO, 5%, 5/01/37 (a)	1,235	1,225,589

Ludington, Michigan, Area School District, GO,
5.25%, 5/01/23 (d)	1,440	1,493,914

Michigan Higher Education Facilities Authority, Limited
Obligation Revenue Bonds (Hillsdale College
Project), 5%, 3/01/35	1,125	1,066,388

Michigan Higher Education Facilities Authority, Limited
Obligation Revenue Refunding Bonds:
(College for Creative Studies),
5.85%, 6/01/12 (b)	550	602,932
(College for Creative Studies),
5.90%, 6/01/12 (b)	1,000	1,098,030
(Hope College), Series A, 5.90%, 4/01/32	1,000	996,110

Michigan Higher Education Student Loan Authority,
Student Loan Revenue Bonds, AMT (f):
Series XVII-B, 5.40%, 6/01/18	3,000	2,827,080
Series XVII-Q, 5%, 3/01/31	500	398,310

See Notes to Financial Statements.

12 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield Michigan Insured Fund II, Inc.
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Michigan State Building Authority Revenue Bonds
(Facilities Program), Series II (f)(h)(i):
4.67%, 10/15/09	$ 1,185	$ 1,151,536
4.77%, 10/15/10	1,675	1,576,627

Michigan State Building Authority, Revenue
Refunding Bonds (Facilities Program), Series II,
5%, 10/15/29 (d)	2,000	1,974,120

Michigan State, COP, 5.50%, 6/01/10 (b)(f)	3,870	4,094,537

Michigan State, Comprehensive Transportation
Revenue Refunding Bonds, 5%, 5/15/26 (a)	1,000	1,020,620

Michigan State, HDA, Limited Obligation M/F Housing
Revenue Bonds (Deaconess Towers Apartments),
AMT, 5.25%, 2/20/48 (j)	1,000	865,120

Michigan State, HDA, Rental Housing Revenue
Bonds, AMT:
Series A, 5.30%, 10/01/37 (d)	25	22,350
Series B, 4.85%, 10/01/37 (a)	1,500	1,235,940
Series D, 5.125%, 4/01/31 (a)(h)	1,500	1,339,770

Michigan State Hospital Finance Authority
Revenue Bonds:
(McLaren Health Care Corporation), Series C,
5%, 8/01/35	1,585	1,453,397
(Mercy Health Services), Series R,
5.375%, 8/15/26 (f)(i)	2,000	2,002,860

Michigan State Hospital Finance Authority, Hospital
Revenue Bonds (Mid-Michigan Obligation Group),
Series A, 5.50%, 4/15/18 (f)	1,000	1,035,300

Michigan State Hospital Finance Authority, Hospital
Revenue Refunding Bonds:
(Crittenton Hospital), Series A, 5.625%, 3/01/27	1,300	1,307,475
(Oakwood Obligated Group), Series A,
5%, 7/15/25	3,110	2,878,429
(Oakwood Obligated Group), Series A,
5%, 7/15/37	3,340	2,896,014
(Sparrow Obligated Group), 5%, 11/15/31	1,595	1,486,891

Michigan State Hospital Finance Authority, Revenue
Refunding Bonds:
(Ascension Health Credit), Series A,
6.25%, 11/15/09 (b)(d)	3,760	3,978,757
(McLaren Health Care Corporation),
5.75%, 5/15/38	2,500	2,437,175
(Mercy Health Services), Series X,
6%, 8/15/09 (b)(d)	3,215	3,358,164
(Trinity Health Credit Group), Series D,
5%, 8/15/34	1,650	1,587,250
(Trinity Health Credit), Series C,
5.375%, 12/01/23	1,000	1,016,710
(Trinity Health Credit), Series C,
5.375%, 12/01/30	1,950	1,966,692
(Trinity Health), Series A, 6%, 12/01/27 (f)	5,500	5,806,350

Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds:
(Detroit Edison Company Pollution Control
Project), AMT, Series A, 5.55%, 9/01/29 (d)	9,500	8,582,110
(Detroit Edison Company Pollution Control
Project), Series AA, 6.95%, 5/01/11 (c)	2,000	2,176,360

	Par
Municipal Bonds	(000)	Value

Michigan (continued)

Monroe County, Michigan, Economic Development
Corporation, Limited Obligation Revenue Refunding
Bonds (Detroit Edison Co. Project), Series AA,
6.95%, 9/01/22 (c)	$ 6,500	$ 7,719,075

New Lothrop, Michigan, Area Public Schools, School
Building and Site, GO, 5%, 5/01/35 (a)	1,200	1,192,896

Oak Park, Michigan, Street Improvement, GO,
5%, 5/01/30 (d)	600	589,800

Plainwell, Michigan, Community Schools,
School District, School Building and Site, GO,
5.50%, 11/01/12 (a)(b)	1,000	1,099,430

Pontiac, Michigan, Tax Increment Finance Authority,
Revenue Refunding Bonds (Development Area
Number 3), 5.375%, 6/01/12 (b)(e)	640	696,378

Ravenna, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/38 (a)	950	942,657

Reed, Michigan, City Public Schools, School Building
and Site, GO, 5%, 5/01/14 (a)(b)	1,000	1,088,870

Saginaw Valley State University, Michigan, General
Revenue Refunding Bonds, 5%, 7/01/24 (c)	1,450	1,440,503

Saint Clair County, Michigan, Economic Revenue
Refunding Bonds (Detroit Edison Co. Project),
Series AA, 6.40%, 8/01/24 (f)	13,000	13,291,330

South Lyon, Michigan, Community Schools, GO,
Series A, 5.75%, 5/01/10 (b)(d)	2,650	2,809,132

Southfield, Michigan, Public Schools, School Building
and Site, GO, Series A (a)(b):
5%, 5/01/14	1,000	1,088,870
5.25%, 5/01/14	1,950	2,148,646

Sparta, Michigan, Area Schools, School Building and
Site, GO, 5%, 5/01/14 (b)(c)	1,000	1,088,870

Thornapple Kellogg School District, Michigan, GO,
Refunding, 5%, 5/01/32 (d)	1,500	1,485,480

Wayne Charter County, Michigan, Airport Revenue
Bonds (Detroit Metropolitan Wayne County), AMT,
Series A, 5.375%, 12/01/15 (d)	6,500	6,521,255

Wayne Charter County, Michigan, Detroit
Metropolitan Airport, GO, Airport Hotel, Series A,
5%, 12/01/30 (d)	1,180	1,156,589

Wayne County, Michigan, Airport Authority Revenue
Bonds (Detroit Metropolitan Wayne County Airport),
AMT (d):
5.25%, 12/01/25	4,475	4,170,745
5.25%, 12/01/26	3,700	3,432,453
5%, 12/01/34	5,200	4,546,620

Wayne County, Michigan, Airport Authority, Revenue
Refunding Bonds, AMT, 5.75%, 12/01/26 (k)	3,060	3,126,677

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

13

Schedule of Investments (concluded) BlackRock MuniYield Michigan Insured Fund II, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Michigan (concluded)

Wyoming, Michigan, Sewage Disposal System
Revenue Bonds, 5%, 6/01/30 (d)	$ 5,300	$ 5,209,741

Zeeland, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/29 (d)	1,330	1,335,174

		212,491,584

Puerto Rico — 5.1%

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC, 5.50%, 7/01/31 (k)	3,000	3,177,720

Puerto Rico Sales Tax Financing Corporation, Sales
Tax Revenue Refunding Bonds, Series A (d)(h):
5.2%, 8/01/43	12,500	1,673,250
4.99%, 8/01/46	30,000	3,354,900

		8,205,870

Total Municipal Bonds — 138.1%		220,697,454

Municipal Bonds Transferred to
Tender Option Bond Trusts (l)

Michigan — 30.7%

Detroit, Michigan, Water Supply System, Revenue
Refunding Bonds, Second Lien, Series C,
5%, 7/01/29 (a)	6,476	6,450,929

Detroit, Michigan, Water Supply System, Senior Lien
Revenue Bonds, Series A, 5.75%, 7/01/11 (b)(c)	2,000	2,182,540

Lakewood, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/37 (a)	4,150	3,967,567

Michigan State, COP, Refunding (New Center
Development Inc.) (d)(i):
5.75%, 9/01/10	5,715	6,153,378
5.75%, 9/01/11	5,045	5,456,769

Michigan State Building Authority, Revenue
Refunding Bonds (Facilities Program), Series I,
5.50%, 10/15/10 (a)	7,000	7,444,780

Portage, Michigan, Public Schools, School Building
and Site, GO, 5%, 5/01/31 (a)	2,850	2,871,660

Saginaw Valley State University, Michigan, Revenue
Refunding Bonds, 5%, 7/01/31 (a)	2,500	2,505,700

Wayne County, Michigan, Airport Authority, Revenue
Refunding Bonds, AMT, 5.375%, 12/01/32 (l)	4,305	4,210,333

Wayne State University, Michigan, University Revenue
Refunding Bonds, 5%, 11/15/35 (a)	7,793	7,746,568

Total Municipal Bonds Transferred to
Tender Option Bond Trusts— 30.7%		48,990,224

Total Long-Term Investments
(Cost — $269,589,658) — 168.8%		269,687,678

Short-Term Securities	Shares	Value

CMA Michigan Municipal Money Fund, 1.64% (m)(n)	3,981,277	$ 3,981,277

Total Short-Term Securities
(Cost — $3,981,277) — 2.5%		3,981,277

Total Investments (Cost — $273,570,935*) — 171.3%		273,668,955
Other Assets Less Liabilities — 0.2%		336,507
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (16.8)%		(26,875,002)
Preferred Stock, at Redemption Value — (54.7)%		(87,371,051)

Net Assets Applicable to Common Stock — 100.0%		$ 159,759,409

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 246,819,477

Gross unrealized appreciation	$ 7,616,921
Gross unrealized depreciation	(7,496,748)

Net unrealized appreciation	$ 120,173

(a) FSA Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) FGIC Insured.
(d) MBIA Insured.
(e) ACA Insured.
(f) AMBAC Insured.
(g) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(h) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(i) Security is collateralized by Municipal or U.S. Treasury Obligations.
(j) GNMA Collateralized.
(k) Assured Guaranty Insured.
(l) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Michigan Municipal Money Fund	95,462	$111,500

(n) Represents the current yield as of report date.

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments July 31, 2008 BlackRock MuniYield New York Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York — 112.4%

Buffalo, New York, School, GO, Series D (a):
5.50%, 12/15/14	$ 1,250	$ 1,330,700
5.50%, 12/15/16	1,500	1,596,840

Buffalo, New York, Sewer Authority, Revenue
Refunding Bonds, Series F, 6%, 7/01/13 (a)	4,300	4,624,822

Dutchess County, New York, Resource Recovery
Agency Revenue Bonds (Solid Waste System-
Forward), Series A, 5.40%, 1/01/13 (b)	1,700	1,788,621

Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), 5.75%, 5/01/20 (c)	1,900	2,038,529

Hudson Yards Infrastructure Corporation, New York,
Revenue Bonds, Series A:
4.50%, 2/15/47 (b)	16,275	14,128,653
5%, 2/15/47 (a)	12,150	11,636,176

Huntington, New York, GO, Refunding (d):
5.50%, 4/15/11	485	520,022
5.50%, 4/15/12	460	502,168
5.50%, 4/15/13	455	500,377
5.50%, 4/15/14	450	498,933
5.50%, 4/15/15	450	501,444

Ilion, New York, Central School District, GO, Series B,
5.50%, 6/15/10 (a)	1,675	1,792,552

Long Island Power Authority, New York, Electric System
Revenue Bonds, Series A (d):
5%, 9/01/29	7,000	6,856,780
5%, 9/01/34	7,950	7,801,971

Madison County, New York, IDA, Civic Facility Revenue
Bonds (Colgate University Project), Series A,
5%, 7/01/35 (d)	4,250	4,272,015

Metropolitan Transportation Authority, New York,
Commuter Facilities Revenue Refunding Bonds,
Series B, 4.875%, 7/01/18 (a)(e)	10,000	10,116,000

Metropolitan Transportation Authority, New York,
Dedicated Tax Fund Revenue Bonds, Series A,
5%, 11/15/35 (b)	5,000	5,019,850

Metropolitan Transportation Authority, New York,
Dedicated Tax Fund, Revenue Refunding Bonds,
Series A:
5%, 11/15/30 (b)	6,600	6,650,160
5%, 11/15/32 (c)	1,015	1,018,421

Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds:
RIB, Series 724X, 8.63%, 11/15/32 (c)(f)	3,900	4,394,598
Series A, 5.125%, 11/15/22 (a)	1,740	1,752,180
Series A, 5.25%, 11/15/31 (a)	2,500	2,506,450
Series A, 5.75%, 11/15/32 (c)	3,900	4,147,299
Series B, 5%, 11/15/28 (b)	1,500	1,473,615

	Par
Municipal Bonds	(000)	Value

New York (continued)

Metropolitan Transportation Authority, New York, Transit
Facilities Revenue Refunding Bonds, Series C (c)(g):
5.125%, 1/01/12	$ 2,885	$ 3,102,039
5.125%, 7/01/12	1,640	1,777,940

Metropolitan Transportation Authority, New York,
Transportation Revenue Refunding Bonds,
Series F (b):
5.25%, 11/15/12 (g)	6,235	6,815,042
5%, 11/15/31	5,000	4,911,850

Monroe County, New York, IDA, Revenue Bonds
(Southview Towers Project), AMT:
6.125%, 2/01/20	1,350	1,381,280
6.25%, 2/01/31	1,125	1,150,616

Nassau Health Care Corporation, New York, Health
System Revenue Bonds, 5.75%, 8/01/09 (c)(g)	10,830	11,487,598

New York City, New York, City Housing Development
Corporation, M/F Housing Revenue Bonds, AMT:
Series C, 5%, 11/01/26	1,500	1,376,925
Series C, 5.05%, 11/01/36	2,000	1,858,560
Series H-1, 4.70%, 11/01/40	1,340	1,155,294

New York City, New York, City IDA, Civic Facility
Revenue Refunding Bonds (Nightingale-Bamford
School), 5.25%, 1/15/18 (d)	1,275	1,333,599

New York City, New York, City IDA, IDR (Japan Airlines
Company), AMT, 6%, 11/01/15 (c)	6,550	6,627,355

New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project),
5%, 1/01/36 (d)	14,000	13,395,760
(Queens Baseball Stadium Project),
5%, 1/01/39 (d)	5,750	5,498,897
(Queens Baseball Stadium Project),
5%, 1/01/46 (d)	9,900	9,356,985
(Yankee Stadium Project), 5%, 3/01/36 (b)	5,150	4,927,108
(Yankee Stadium Project), 5%, 3/01/46 (a)	13,250	12,418,562

New York City, New York, City IDA, Parking Facility
Revenue Bonds (Royal Charter Properties Inc.-The
New York and Pennsylvania Hospital Leasehold
Project), 5.75%, 12/15/29 (c)	7,970	8,424,928

New York City, New York, City IDA, Special Facility
Revenue Refunding Bonds (Terminal One Group
Association Project), AMT, 5.50%, 1/01/24	1,500	1,472,430

New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System Revenue Bonds,
Series A:
5.75%, 6/15/09 (a)(g)	2,850	2,982,439
4.25%, 6/15/39 (c)	1,050	932,768

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

15

Schedule of Investments (continued) BlackRock MuniYield New York Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System, Revenue
Refunding Bonds:
5.50%, 6/15/10 (b)(g)	$ 5,000	$ 5,352,800
Series A, 5.125%, 6/15/34 (b)	1,250	1,257,988
Series A, 5%, 6/15/35 (d)	3,500	3,474,205
Series C, 5%, 6/15/35 (b)	1,125	1,130,051
Series F, 5%, 6/15/29 (c)	500	503,025

New York City, New York, City Transit Authority,
Metropolitan Transportation Authority, Triborough,
COP, Series A, 5.625%, 1/01/12 (d)	1,020	1,066,033

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-2,
4.25%, 1/15/34 (a)	5,980	5,300,253

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Refunding Bonds,
Series S-1, 4.50%, 1/15/38	2,000	1,852,460

New York City, New York, City Transitional Finance
Authority, Future Tax Secured Revenue Bonds:
Series C, 5%, 2/01/33 (a)	16,195	16,264,477
Series E, 5.25%, 2/01/22 (b)	2,500	2,608,300

New York City, New York, City Transitional Finance
Authority, Future Tax Secured, Revenue
Refunding Bonds:
Series A, 5%, 11/15/26 (a)	1,000	1,011,460
Series D, 5.25%, 2/01/21 (b)	3,000	3,115,350

New York City, New York, GO:
Series A, 5.75%, 5/15/10 (a)(g)	3,000	3,217,920
Series B, 5.75%, 8/01/13 (b)	1,280	1,361,805
Series D, 5.25%, 10/15/13 (g)	3,750	4,150,987
Series D1, 5.125%, 12/01/23	1,000	1,037,110
Series D1, 5.125%, 12/01/28	2,150	2,193,817
Series J, 5%, 5/15/23	8,000	8,148,240
Sub-Series C-1, 5.25%, 8/15/26	1,150	1,179,854

New York City, New York, GO, Refunding, Series B,
7%, 2/01/18 (d)	70	70,575

New York City, New York, IDA, Civic Facility Revenue
Refunding Bonds (Polytechnic University),
5.25%, 11/01/37 (i)	2,480	2,133,767

New York City, New York, Sales Tax Asset
Receivable Corporation Revenue Bonds, Series A,
5%, 10/15/32 (d)	11,200	11,324,208

New York City, New York, Trust for Cultural Resources,
Revenue Refunding Bonds (American Museum of
Natural History), Series A, 5%, 7/01/36 (b)	4,250	4,267,085

New York Convention Center Development
Corporation, New York, Revenue Bonds (Hotel Unit
Fee Secured) (d):
5%, 11/15/30	1,500	1,468,320
5%, 11/15/35	33,750	32,961,600
5%, 11/15/44	13,470	12,982,386

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York State Dormitory Authority Revenue Bonds:
(Eger Health Care and Rehabilitation Center),
6.10%, 8/01/37 (j)	$ 3,045	$ 3,229,923
(New York State Rehabilitation Association),
Series A, 5.25%, 7/01/19 (k)	1,180	1,217,548
(New York State Rehabilitation Association),
Series A, 5.125%, 7/01/23 (k)	1,000	1,020,620
(School Districts Financing Program), Series E,
5.75%, 10/01/30 (b)	6,900	7,315,311
(State University Educational Facilities), Series B,
5.75%, 5/15/10 (c)(g)	3,560	3,817,281
(Upstate Community Colleges), Series A,
6%, 7/01/10 (c)(g)	1,780	1,923,646

New York State Dormitory Authority Revenue Bonds,
Series B, 6.50%, 2/15/11 (b)(e)	1,000	1,096,630

New York State Dormitory Authority, Lease Revenue
Bonds (State University Dormitory Facilities),
5%, 7/01/37 (d)	2,800	2,813,888

New York State Dormitory Authority, Non-State
Supported Debt Revenue Bonds:
(Fordham University), Series B, 5%, 7/01/38 (l)	1,150	1,157,107
(School District Financing Program), Series A,
5%, 10/01/35 (c)	550	555,605
(School District Financing Program), Series C,
5%, 10/01/37 (c)	4,050	4,085,316

New York State Dormitory Authority, Non-State
Supported Debt, Lease Revenue Bonds (Municipal
Health Facilities Improvement Program),
Sub-Series 2-5, 5%, 1/15/32	3,500	3,447,640

New York State Dormitory Authority, Non-State
Supported Debt, Revenue Refunding Bonds:
(Mount Sinai School of Medicine of New York
University), 5%, 7/01/35 (b)	2,100	2,057,307
(School Districts Financing Program), Series B,
5%, 4/01/36 (c)	6,000	6,059,160

New York State Dormitory Authority, Revenue
Refunding Bonds:
(City University System), Series C,
7.50%, 7/01/10 (a)	1,740	1,850,420
(School District Financing Program), Series I,
5.75%, 10/01/18 (b)	1,370	1,483,779

New York State Dormitory Authority, State Supported
Debt Revenue Bonds (c):
(Mental Health Services Facilities), AMT, Series C,
5.40%, 2/15/33	6,460	6,356,317
(Mental Health Services Facilities), Series A,
5%, 2/15/33	5,400	5,404,104

New York State Dormitory Authority, Supported
Debt Revenue Bonds (Mental Health Facilities),
Series B, 5.25%, 2/15/14 (e)	1,570	1,731,569

New York State Energy Research and Development
Authority, Gas Facilities Revenue Refunding Bonds
(Brooklyn Union Gas Company/Keyspan), AMT,
Series A, 4.70%, 2/01/24 (a)	16,250	14,902,550

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (continued) BlackRock MuniYield New York Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (continued)

New York State Environmental Facilities Corporation,
Special Obligation Revenue Refunding Bonds
(Riverbank State Park), 6.25%, 4/01/12 (d)	$ 3,500	$ 3,738,980

New York State Mortgage Agency, Homeowner
Mortgage Revenue Bonds, AMT, Series 143,
4.90%, 10/01/37	1,000	833,750

New York State Mortgage Agency, Homeowner
Mortgage Revenue Refunding Bonds, AMT:
Series 133, 4.95%, 10/01/21	1,540	1,462,646
Series 143, 4.85%, 10/01/27 (b)	2,485	2,184,017

New York State Thruway Authority, General Revenue
Bonds, Series F, 5%, 1/01/30 (d)	6,000	6,052,140

New York State Thruway Authority, General Revenue
Refunding Bonds, Series G (c):
4.75%, 1/01/29	8,000	7,978,960
4.75%, 1/01/30	10,015	9,961,320

New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Revenue Bonds,
Series A, 5%, 4/01/26 (d)	4,380	4,471,980

New York State Urban Development Corporation,
Personal Income Tax Revenue Bonds:
Series C-1, 5%, 3/15/13 (b)(g)	3,000	3,272,490
(State Facilities), Series A-1, 5%, 3/15/29 (a)	5,000	5,038,700

New York State Urban Development Corporation,
Revenue Refunding Bonds (Correctional Capital
Facilities), Series A, 6.50%, 1/01/11 (c)	3,190	3,474,803

New York State, HFA, Housing Revenue Bonds
(Tri-Senior Development Project), AMT, Series A,
5.40%, 11/15/42 (m)	1,000	905,050

New York State, HFA, M/F Housing Revenue
Bonds (Saint Philips Housing), AMT, Series A,
4.65%, 11/15/38 (m)	3,750	3,389,362

New York State, HFA, State Personal Income Tax
Revenue Bonds (Economic Development and
Housing), Series A, 5%, 9/15/23 (b)	800	820,032

Niagara Falls, New York, GO (Water Treatment Plant),
AMT, 7.25%, 11/01/10 (b)	1,000	1,103,380

Niagara, New York, Frontier Authority, Airport Revenue
Bonds (Buffalo Niagara International Airport),
Series B, 5.50%, 4/01/19 (b)	2,705	2,781,714

North Country, New York, Development Authority, Solid
Waste Management System, Revenue Refunding
Bonds, 6%, 5/15/15 (c)	1,260	1,383,014

North Hempstead, New York, GO, Refunding,
Series B (a):
6.40%, 4/01/13	1,745	1,983,001
6.40%, 4/01/17	555	659,767

Oneida County, New York, IDA, Civic Facilities
Revenue Bonds (Mohawk Valley), Series A,
5.20%, 2/01/13 (c)	1,665	1,701,863

	Par
Municipal Bonds	(000)	Value

New York (concluded)

Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, AMT, 141st Series,
4.50%, 9/01/35 (k)	$ 1,000	$ 858,710

Port Authority of New York and New Jersey, Special
Obligation Revenue Bonds, AMT (b):
(JFK International Air Terminal LLC),
Series 6, 6.25%, 12/01/10	14,750	15,450,772
(JFK International Air Terminal LLC),
Series 6, 6.25%, 12/01/11	7,175	7,564,316
(JFK International Air Terminal LLC),
Series 6, 5.75%, 12/01/25	3,500	3,398,850
(JFK International Air Terminal), Series 6,
5.75%, 12/01/22	10,160	10,051,694
(Special Project-JFK International Air Terminal),
Series 6, 6.25%, 12/01/13	4,425	4,701,385
(Special Project-JFK International Air Terminal),
Series 6, 6.25%, 12/01/14	7,380	7,848,187

Rensselaer County, New York, IDA, Civic Facility
Revenue Bonds (Rensselaer Polytechnic Institute),
Series B, 5.50%, 8/01/22 (d)	1,255	1,293,177

Rochester, New York, Housing Authority, Mortgage
Revenue Bonds (Andrews Terrace Apartments
Project), AMT, 4.70%, 12/20/38 (m)	1,500	1,197,540

Suffolk County, New York, IDA, IDR (Keyspan-Port
Jefferson), AMT, 5.25%, 6/01/27	4,625	4,340,470

Suffolk County, New York, IDA, Solid Waste Disposal
Facility, Revenue Refunding Bonds (Ogden Martin
System Huntington Project), AMT (d):
6%, 10/01/10	8,530	8,919,309
6.15%, 10/01/11	9,170	9,700,026
6.25%, 10/01/12	6,470	6,920,700

Syracuse, New York, IDA, PILOT Revenue Bonds
(Carousel Center Project), AMT, Series A,
5%, 1/01/36 (n)	11,500	9,975,560

Tobacco Settlement Financing Corporation of New
York Revenue Bonds:
Series A-1, 5.25%, 6/01/20 (d)	5,000	5,158,750
Series A-1, 5.25%, 6/01/22 (d)	2,000	2,046,940
Series C-1, 5.50%, 6/01/21	2,000	2,072,700
Series C-1, 5.50%, 6/01/22	1,900	1,964,904

Triborough Bridge and Tunnel Authority, New York,
General Purpose Revenue Refunding Bonds,
Series Y, 6%, 1/01/12 (b)(e)	2,305	2,463,722

Triborough Bridge and Tunnel Authority, New York,
Revenue Refunding Bonds, Series A,
5%, 1/01/12 (b)(g)	2,265	2,426,245

Triborough Bridge and Tunnel Authority, New York,
Subordinate Revenue Bonds:
5%, 11/15/28 (d)	2,465	2,469,363
Series A, 5.25%, 11/15/30 (b)	6,000	6,115,920

Yonkers, New York, GO, Series A,
5.75%, 10/01/10 (a)	2,010	2,173,916

		583,127,073

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

17

Schedule of Investments (continued) BlackRock MuniYield New York Insured Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Guam — 0.8%

A.B. Won Guam International Airport Authority, General
Revenue Refunding Bonds, AMT, Series C (b):
5.25%, 10/01/21	$ 2,240	$ 2,159,002
5.25%, 10/01/22	2,050	1,972,551

		4,131,553

Puerto Rico — 15.3%

Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5.125%, 7/01/47 (l)	10,980	10,790,375

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC (c):
5.50%, 7/01/31	5,000	5,296,200
5.25%, 7/01/33	1,000	1,025,260
5.25%, 7/01/34	4,000	4,091,360
5.25%, 7/01/36	6,000	6,141,960

Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Bonds, Series G (a):
5.25%, 7/01/13 (g)	655	722,832
5.25%, 7/01/19	2,265	2,276,098
5.25%, 7/01/21	345	345,725

Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Refunding Bonds:
Series D, 5.75%, 7/01/12 (g)	3,000	3,277,110
Series N, 5.25%, 7/01/39 (a)	4,100	3,942,355

Puerto Rico Commonwealth Infrastructure Financing
Authority, Special Tax and Capital Appreciation
Revenue Bonds, Series A (o):
4.62%, 7/01/31 (a)	22,030	5,693,874
4.67%, 7/01/35 (d)	3,900	820,053
4.77%, 7/01/43 (d)	8,000	1,030,240

Puerto Rico Convention Center District Authority,
Hotel Occupancy Tax Revenue Bonds, Series A,
5%, 7/01/31 (d)	4,000	3,811,080

Puerto Rico Electric Power Authority, Power Revenue
Bonds (g):
Series NN, 5.125%, 7/01/13	3,750	4,109,850
Series RR, 5%, 7/01/15 (k)	5,000	5,511,950
Series RR, 5%, 7/01/15 (n)	7,095	7,821,457
Series RR, 5%, 7/01/15 (a)	7,100	7,826,969

Puerto Rico Municipal Finance Agency, GO, Series A,
5%, 8/01/30 (c)	2,000	1,994,700

Puerto Rico Public Finance Corporation,
Commonwealth Appropriation Revenue Bonds,
Series E, 5.50%, 2/01/12 (g):	3,000	3,220,290

		79,749,738

Total Municipal Bonds — 128.5%		667,008,364

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (p)	(000)	Value

New York — 37.7%

Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), 5.75%, 5/01/24 (c)	$ 4,238	$ 4,401,890

Long Island Power Authority, New York, Electric
System Revenue Refunding Bonds, Series B,
5%, 12/01/35 (c)	4,003	4,038,530

Metropolitan Transportation Authority, New York,
Dedicated Tax Fund Revenue Bonds, Series A,
5%, 11/15/31 (b)	3,917	3,945,530

Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds, Series A (c):
5%, 11/15/30	8,456	8,523,185
5.75%, 11/15/32	46,100	49,023,201

New York City, New York, City Municipal Water
Finance Authority, Water and Sewer System
Revenue Bonds, Series A, 5.75%, 6/15/11 (b)(g)	25,000	27,197,750

New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-2,
5%, 1/15/37 (a)(c)	4,995	5,036,009

New York City, New York, GO, Series C,
5.75%, 3/15/27 (c)	22,085	24,324,861

New York City, New York, Sales Tax Asset
Receivable Corporation Revenue Bonds, Series A (d):
5.25%, 10/15/27	13,000	13,416,444
5%, 10/15/32	16,000	16,397,876

New York State Thruway Authority, General Revenue
Refunding Bonds, Series H, 5%, 1/01/37 (a)(c)	9,990	10,079,210

Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, AMT, 137th Series,
5.125%, 7/15/30 (c)	2,504	2,463,397

Triborough Bridge and Tunnel Authority, New York,
Revenue Refunding Bonds (b):
5%, 11/15/32	19,677	19,621,078
5.25%, 11/15/23	7,000	7,238,000

		195,706,961

Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 37.7%		195,706,961

Total Long-Term Investments
(Cost — $868,641,033) — 166.2%		862,715,325

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 1.61% (h)(q) 13,971,167		13,971,167

Total Short-Term Securities
(Cost — $13,971,167) — 2.7%		13,971,167

Total Investments (Cost — $882,612,200*) — 168.9%		876,686,492
Other Assets Less Liabilities — 1.5%		7,911,609
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (20.4)%		(106,063,327)
Preferred Stock, at Redemption Value — (50.0)%		(259,622,789)

Net Assets Applicable to Common Stock — 100.0%		$518,911,985

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2008

Schedule of Investments (concluded) BlackRock MuniYield New York Insured Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of
July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 779,536,927

Gross unrealized appreciation	$ 15,478,224
Gross unrealized depreciation	(23,865,466)

Net unrealized depreciation	$ (8,387,242)

(a) FGIC Insured.
(b) MBIA Insured.
(c) FSA Insured.
(d) AMBAC Insured.
(e) Security is collateralized by Municipal or U.S. Treasury Obligations.
(f) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(g) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h) Represents the current yield as of report date.
(i) ACA Insured.
(j) FHA Insured.
(k) CIFG Insured.
(l) Assured Guaranty Insured.
(m) FNMA/GNMA Collateralized.
(n) XL Capital Insured.
(o) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(p) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund may have acquired residual interest certificates. These securi-
ties serve as collateral in a financing transaction. See Note 1 of the Notes to
Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA New York Municipal Money Fund	8,675,391	$398,597

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2008 19

Statements of Assets and Liabilities

	BlackRock	BlackRock	BlackRock
	MuniYield	MuniYield	MuniYield
	California	Michigan	New York
	Insured	Insured	Insured
July 31, 2008	Fund, Inc.	Fund II, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 788,847,822	$ 269,687,678	$ 862,715,325
Investments at value — affiliated[2]	206,253	3,981,277	13,971,167
Cash	103,918	40,261	90,958
Interest receivable	11,795,853	3,575,337	10,256,805
Investments sold receivable	—	—	200,000
Dividends receivable from affiliates	122	—	39
Prepaid expenses	27,661	9,539	30,291
Other assets	18,304	—	19,934

Total assets	800,999,933	277,294,092	887,284,519

Accrued Liabilities

Income dividends payable — Common Stock	1,838,324	651,765	2,070,913
Investments purchased payable	35	2,413,475	11
Investment advisory fees payable	341,513	114,312	368,131
Interest expense and fees payable	403,251	145,697	526,520
Officer’s and Directors’ fees payable	19,901	411	21,741
Other affiliates payable	7,094	2,474	8,065
Other accrued expenses payable	171,073	106,193	217,557

Total accrued liabilities	2,781,191	3,434,327	3,212,938

Other Liabilities

Trust certificates[3]	129,530,364	26,729,305	105,536,807

Total Liabilities	132,311,555	30,163,632	108,749,745

Preferred Stock at Redemption Value

Preferred Stock, at par value at $25,000 per share liquidation preference[4,5]	192,453,615	87,371,051	259,622,789

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock	$ 476,234,763	$ 159,759,409	$ 518,911,985

Net Assets Applicable to Common Stock Consist of

Common Stock, par value $0.10 per share[6]	$ 3,436,120	$ 1,206,972	$ 3,944,596
Paid-in capital in excess of par	494,224,666	162,821,380	549,677,325
Undistributed (distributions in excess of) net investment income	1,044,757	784,853	(347,635)
Accumulated net realized loss	(10,158,221)	(5,151,816)	(28,436,593)
Net unrealized appreciation/depreciation	(12,312,559)	98,020	(5,925,708)

Net Assets Applicable to Common Stock Shareholders	$ 476,234,763	$ 159,759,409	$ 518,911,985

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2008

Statements of Assets and Liabilities (concluded)

	BlackRock	BlackRock	BlackRock
	MuniYield	MuniYield	MuniYield
	California	Michigan	New York
	Insured	Insured	Insured
July 31, 2008	Fund, Inc.	Fund II, Inc.	Fund, Inc.

Net Assets Consist of

Net asset value per share of Common Stock	$ 13.86	$ 13.24	$ 13.16

[1] Investments at cost — unaffiliated	$ 801,160,381	$ 269,589,658	$ 868,641,033

[2] Investments at cost — affiliated	$ 206,253	$ 3,981,277	$ 13,971,167

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Stock issued and outstanding:

Series A Shares, par value $0.05 per share	—	1,941	1,451

Series A Shares, par value $0.10 per share	1,259	—	—

Series B Shares, par value $0.05 per share	—	—	1,451

Series B Shares, par value $0.10 per share	1,259	1,200	—

Series C Shares, par value $0.05 per share	—	—	2,390

Series C Shares, par value $0.10 per share	1,119	353	—

Series D Shares, par value $0.05 per share	—	—	1,673

Series D Shares, par value $0.10 per share	1,398	—	—

Series E Shares, par value $0.05 per share	—	—	1,878

Series E Shares, par value $0.10 per share	1,398	—	—

Series F Shares, par value $0.05 per share	—	—	1,536

Series F Shares, par value $0.10 per share	1,259	—	—

[5] Preferred Stock authorized	11,000	3,960	12,160

[6] Common Stock issued and outstanding	34,361,200	12,069,721	39,445,962

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

21

Statements of Operations

	BlackRock MuniYield		BlackRock MuniYield
	California Insured Fund, Inc.		Michigan Insured Fund II, Inc.

	Period November 1,	Year Ended	Period November 1,	Year Ended
	2007 to July 31,	October 31,	2007 to July 31,	October 31,
	2008	2007	2008	2007

Investment Income

Interest	$ 28,310,422	$ 39,331,087	$ 10,179,300	$ 14,533,901
Income from affiliates	274,787	124,571	111,500	71,515

Total income	28,585,209	39,455,658	10,290,800	14,605,416

Expenses

Investment advisory	2,916,977	3,922,898	1,007,742	1,358,693
Commissions for Preferred Stock	501,818	698,626	185,152	252,851
Accounting services	146,564	222,041	71,369	108,277
Professional	187,716	96,071	85,184	77,734
Transfer agent	41,996	86,962	26,171	58,198
Printing	40,179	51,212	16,718	19,152
Custodian	30,029	41,459	12,349	16,046
Officer and Directors	37,439	31,467	12,924	18,258
Registration	11,263	12,046	8,811	9,479
Miscellaneous	96,151	94,447	51,540	63,408

Total expenses excluding interest expense and fees	4,010,132	5,257,229	1,477,960	1,982,096
Interest expense and fees[1]	1,237,786	2,542,583	405,323	933,860

Total expenses	5,247,918	7,799,812	1,883,283	2,915,956
Less fees waived by advisor	(56,888)	(15,889)	(27,555)	(11,761)
Less fees paid indirectly	(60)	—	—	—

Total expenses after waiver and fees paid indirectly	5,190,970	7,783,923	1,855,728	2,904,195

Net investment income	23,394,239	31,671,735	8,435,072	11,701,221

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	4,219,017	(539,776)	(569,851)	1,293,712
Futures	287,621	(151,448)	—	—

	4,506,638	(691,224)	(569,851)	1,293,712

Net change in unrealized appreciation/depreciation on investments	(30,619,927)	(14,047,467)	(10,107,046)	(6,941,533)

Total realized and unrealized loss	(26,113,289)	(14,738,691)	(10,676,897)	(5,647,821)

Dividends to Preferred Stock Shareholders From

Net investment income	(6,754,719)	(9,517,264)	(2,523,285)	(3,550,430)

Net Increase (Decrease) in Net Assets Applicable to Common Stock Shareholders
Resulting from Operations	$ (9,473,769)	$ 7,415,780	$ (4,765,110)	$ 2,502,970

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

22 ANNUAL REPORT

JULY 31, 2008

Statements of Operations

	BlackRock MuniYield
	New York Insured Fund, Inc.

	Period November 1,	Year Ended
	2007 to July 31,	October 31,
	2008	2007

Investment Income

Interest	$ 31,839,874	$ 42,243,736
Income from affiliates	399,038	90,593

Total income	32,238,912	42,334,329

Expenses

Investment advisory	3,202,421	4,306,763
Commissions from Preferred Stock	569,564	773,082
Accounting services	180,230	252,474
Professional	180,397	101,931
Transfer agent	39,250	108,905
Printing	29,593	61,463
Custodian	31,723	43,553
Officer and Directors	41,086	33,499
Registration	12,930	13,819
Miscellaneous	99,447	114,499

Total expenses excluding interest expense and fees	4,386,641	5,809,988
Interest expense and fees[1]	1,721,537	3,308,124

Total expenses	6,108,178	9,118,112
Less fees waived by advisor	(91,356)	(11,291)

Total expenses after waiver	6,016,822	9,106,821

Net investment income	26,222,090	33,227,508

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,236,241)	2,402,513
Futures	(772,414)	(754,681)

	(2,008,655)	1,647,832

Net change in unrealized appreciation/depreciation on:
Investments	(28,352,632)	(17,316,829)
Futures	(306,090)	656,387

	(28,658,722)	(16,660,442)

Total realized and unrealized loss	(30,667,377)	(15,012,610)

Dividends to Preferred Stock Shareholders From

Net investment income	(7,500,350)	(10,460,763)

Net Increase (Decrease) in Net Assets Applicable to Common Stock Shareholders Resulting from Operations	$ (11,945,637)	$ 7,754,135

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

23

Statements of Changes in Net Assets	BlackRock MuniYield California Insured Fund, Inc.

	Period
	November 1,
	2007 to July 31,	Year Ended October 31,
Increase (Decrease) in Net Assets:	2008	2007	2006

Operations

Net investment income	$ 23,394,239	$ 31,671,735	$ 32,879,584
Net realized gain (loss)	4,506,638	(691,224)	4,037,090
Net change in unrealized appreciation/depreciation	(30,619,927)	(14,047,467)	8,293,148
Dividends to Preferred Stock shareholders from net investment income	(6,754,719)	(9,517,264)	(8,252,857)

Net increase (decrease) in net assets applicable to Common Stock shareholders resulting from operations	(9,473,769)	7,415,780	36,956,965

Dividends to Common Stock Shareholders From

Net investment income	(17,146,239)	(23,228,171)	(27,351,515)

Capital Share Transactions

Adjustments of offering costs resulting from the issuance of Preferred Stock	—	—	(4,270)

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets	(26,620,008)	(15,812,391)	9,601,180
Beginning of period	502,854,771	518,667,162	509,065,982

End of period	$ 476,234,763	$ 502,854,771	$ 518,667,162

End of period undistributed net investment income	$ 1,044,757	$ 1,243,580	$ 2,317,280

	BlackRock MuniYield Michigan Insured Fund II, Inc.
	Period
	November 1,
	2007 to July 31,	Year Ended October 31,

Increase (Decrease) in Net Assets:	2008	2007	2006

Operations

Net investment income	$ 8,435,072	$ 11,701,221	$ 11,701,357
Net realized gain (loss)	(569,851)	1,293,712	488,405
Net change in unrealized appreciation/depreciation	(10,107,046)	(6,941,533)	956,523
Dividends to Preferred Stock shareholders from net investment income	(2,523,285)	(3,550,430)	(3,095,027)

Net increase (decrease) in net assets applicable to Common Stock shareholders resulting from operations	(4,765,110)	2,502,970	10,051,258

Dividends to Common Stock Shareholders From

Net investment income	(6,034,861)	(8,159,131)	(9,351,799)

Capital Share Transactions

Reinvestment of common dividends	—	—	227,419
Adjustments of offering costs resulting from the issuance of Preferred Stock	—	—	24,274

Net increase in net assets resulting from stock transactions	—	—	251,693

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets	(10,799,971)	(5,656,161)	951,152
Beginning of period	170,559,380	176,215,541	175,264,389

End of period	$ 159,759,409	$ 170,559,380	$ 176,215,541

End of period undistributed net investment income	$ 784,853	$ 906,118	$ 914,458

See Notes to Financial Statements.

24 ANNUAL REPORT

JULY 31, 2008

Statements of Changes in Net Assets	BlackRock MuniYield New York Insured Fund, Inc.

	Period
	November 1,
	2007 to July 31,	Year Ended October 31,

Increase (Decrease) in Net Assets:	2008	2007	2006

Operations

Net investment income	$ 26,222,090	$ 33,227,508 $	36,304,822
Net realized gain (loss)	(2,008,655)	1,647,832	(243,082)
Net change in unrealized appreciation/depreciation	(28,658,722)	(16,660,442)	8,987,101
Dividends to Preferred Stock shareholders from net investment income	(7,500,350)	(10,460,763)	(9,387,734)

Net increase (decrease) in net assets resulting from operations	(11,945,637)	7,754,135	35,661,107

Dividends to Common Stock Shareholders From

Net investment income	(19,052,400)	(25,797,659)	(30,176,161)

Capital Share Transactions

Adjustments of offering costs resulting from the issuance of Preferred Stock	—	—	(5,720)

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets	(30,998,037)	(18,043,524)	5,479,226
Beginning of period	549,910,022	567,953,546	562,474,320

End of period	$ 518,911,985	$ 549,910,022	$567,953,546

End of period undistributed (distributions in excess of) net investment income	$ (347,635)	$ (51,182)	$ 2,979,732

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

25

Financial Highlights				BlackRock MuniYield California Insured Fund, Inc.

		Period
		November 1,
		2007 to
		July 31,		Year Ended October 31,
		2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period		$ 14.63	$ 15.09	$ 14.82	$ 15.23	$ 15.10	$ 15.26

Net investment income[1]		0.68	0.92	0.96	0.95	0.94	0.95
Net realized and unrealized gain (loss)		(0.75)	(0.42)	0.35	(0.33)	0.13	(0.18)
Dividends to Preferred Stock shareholders from net investment income		(0.20)	(0.28)	(0.24)	(0.13)	(0.06)	(0.06)

Net increase (decrease) from investment operations		(0.27)	0.22	1.07	0.49	1.01	0.71

Dividends to Common Stock shareholders from net investment income		(0.50)	(0.68)	(0.80)	(0.88)	(0.88)	(0.87)

Capital charges with respect to issuance of Preferred Stock		—	—	—[2]	(0.02)	—	—

Net asset value, end of period		$ 13.86	$ 14.63	$ 15.09	$ 14.82	$ 15.23	$ 15.10

Market price, end of period		$ 12.33	$ 13.16	$ 14.64	$ 14.16	$ 13.73	$ 13.82

Total Investment Return[3]

Based on net asset value		(1.54)%[4]	1.76%	7.57%	3.55%	7.54%	5.29%

Based on market price		(2.63)%[4]	(5.65)%	9.22%	9.75%	5.93%	7.50%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and fees paid indirectly and excluding
interest expense and fees[5,6]		1.04%[7]	1.03%	1.03%	0.96%	0.95%	0.94%

Total expenses after waiver and fees paid indirectly[5]		1.36%[7]	1.53%	1.59%	1.27%	1.08%	1.08%

Total expenses after waiver and before fees paid indirectly[5]		1.36%[7]	1.53%	1.59%	1.27%	1.08%	1.08%

Total expenses[5]		1.38%[7]	1.53%	1.60%	1.27%	1.08%	1.08%

Net investment income[5]		6.15%[7]	6.22%	6.46%	6.29%	6.29%	6.20%

Dividends to Preferred Stock shareholders		1.78%[7]	1.87%	1.62%	0.84%	0.43%	0.37%

Net investment income to Common Stock shareholders		4.37%[7]	4.35%	4.84%	5.45%	5.86%	5.83%

Supplemental Data

Net assets applicable to Common Stock, end of period (000)		$476,235	$502,855	$518,667	$509,066	$523,206	$518,786

Preferred Stock outstanding at liquidation preference, end of period (000)	.	$192,300	$275,000	$275,000	$275,000	$230,000	$230,000

Portfolio turnover		25%	25%	27%	39%	63%	47%

Asset coverage end of period per $1,000		$ 3,477	$ 2,829	$ 2,886	$ 2,851	$ 3,275	$ 3,256

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

26 ANNUAL REPORT

JULY 31, 2008

Financial Highlights			BlackRock MuniYield Michigan Insured Fund II, Inc.

	Period
	November 1,
	2007 to
	July 31,		Year Ended October 31,
	2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 14.13	$ 14.60	$ 14.54	$ 15.21	$ 15.21	$ 14.91

Net investment income[1]	0.70	0.97	0.97	0.99	1.00	1.02
Net realized and unrealized gain (loss)	(0.88)	(0.47)	0.13	(0.58)	—[2]	0.24
Dividends to Preferred Stock shareholders from net investment income	(0.21)	(0.29)	(0.26)	(0.15)	(0.07)	(0.07)

Net increase (decrease) from investment operations	(0.39)	0.21	0.84	0.26	0.93	1.19

Dividends to Common Stock shareholders from net investment income	(0.50)	(0.68)	(0.78)	(0.91)	(0.93)	(0.89)

Capital charges with respect to issuance of Preferred Stock	—	—	—[3]	(0.02)	—	—

Net asset value, end of period	$ 13.24	$ 14.13	$ 14.60	$ 14.54	$ 15.21	$ 15.21

Market price, end of period	$ 11.63	$ 12.61	$ 13.97	$ 14.41	$ 14.54	$ 13.75

Total Investment Return[4]

Based on net asset value	(2.48)%[5]	1.78%	6.09%	1.73%	6.78%	8.82%

Based on market price	(4.01)%[5]	(5.07)%	2.42%	5.47%	12.91%	9.06%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[6,7]	1.14%[8]	1.14%	1.13%	1.07%	1.05%	1.01%

Total expenses after waiver[6]	1.45%[8]	1.68%	1.64%	1.46%	1.26%	1.20%

Total expenses[6]	1.48%[8]	1.69%	1.65%	1.47%	1.28%	1.22%

Net investment income[6]	6.61%[8]	6.77%	6.72%	6.57%	6.61%	6.73%

Dividends to Preferred Stock shareholders	1.98%[8]	2.05%	1.78%	0.97%	0.47%	0.47%

Net investment income to Common Stock shareholders	4.63%[8]	4.72%	4.94%	5.60%	6.14%	6.26%

Supplemental Data

Net assets applicable to Common Stock, end of period (000)	$ 159,759	$ 170,559	$ 176,216	$ 175,264	$183,224	$183,237

Preferred Stock outstanding at liquidation preference, end of period (000)	$ 87,350	$ 99,000	$ 99,000	$ 99,000	$ 89,000	$ 89,000

Portfolio turnover	20%	10%	14%	19%	35%	27%

Asset coverage end of period per $1,000	$ 2,829	$ 2,723	$ 2,780	$ 2,770	$ 3,059	$ 3,059

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2008

27

Financial Highlights			BlackRock MuniYield New York Insured Fund, Inc.

	Period
	November 1,
	2007 to
	July 31,		Year Ended October 31,
	2008	2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$ 13.94	$ 14.40	$ 14.26	$ 14.81	$ 14.81	$ 14.83

Net investment income[1]	0.66	0.84	0.92	0.94	0.91	0.97
Net realized and unrealized gain (loss)	(0.77)	(0.38)	0.23	(0.50)	(0.01)	(0.09)
Dividends to Preferred Stock shareholders from net investment income	(0.19)	(0.27)	(0.24)	(0.13)	(0.06)	(0.07)

Net increase (decrease) from investment operations	(0.30)	0.19	0.91	0.31	0.84	0.81

Dividends to Preferred Stock shareholders from net investment income	(0.48)	(0.65)	(0.77)	(0.84)	(0.84)	(0.83)

Capital charges with respect to issuance of Preferred Stock	—	—	—[2]	(0.02)	—	—

Net asset value, end of period	$ 13.16	$ 13.94	$ 14.40	$ 14.26	$ 14.81	$ 14.81

Market price, end of period	$ 11.80	$ 12.80	$ 14.10	$ 13.17	$ 13.20	$ 13.25

Total Investment Return[3]

Based on net asset value	(1.86)%[4]	1.66%	6.71%	2.53%	6.53%	6.19%

Based on market price	(4.16)%[4]	(4.67)%	13.13%	6.24%	6.13%	5.45%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[5,6]	1.04%[7]	1.04%	1.03%	0.96%	0.94%	0.94%

Total expenses after waiver[5]	1.46%[7]	1.63%	1.56%	1.31%	1.13%	1.15%

Total expenses[5]	1.48%[7]	1.64%	1.56%	1.31%	1.13%	1.16%

Net investment income[5]	6.36%[7]	5.96%	6.50%	6.37%	6.23%	6.49%

Dividends to Preferred Stock shareholders	1.82%[7]	1.88%	1.68%	0.87%	0.42%	0.50%

Net investment income to Common Stock shareholders	4.54%[7]	4.08%	4.82%	5.50%	5.81%	5.99%

Supplemental Data

Net assets applicable to Common Stock, end of period (000)	$518,912	$549,910	$567,954	$562,474	$584,248	$584,025

Preferred Stock outstanding at liquidation preference, end of period (000)	$259,475	$304,000	$304,000	$304,000	$259,000	$259,000

Portfolio turnover	17%	25%	43%	35%	18%	45%

Asset coverage end of period per $1,000	$ 3,000	$ 2,809	$ 2,868	$ 2,850	$ 3,256	$ 3,255

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Annualized.

See Notes to Financial Statements.

28 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield
Michigan Insured Fund II, Inc. and BlackRock MuniYield New York
Insured Fund, Inc. (the “Funds” or individually as the “Fund”), are regis-
tered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as non-diversified, closed-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds recently changed their fiscal year end to July 31. The Funds determine, and make available for publication, the net asset values of their
Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commit-
ments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quot-
ed fair values received daily by each Fund’s pricing service or through brokers. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or the sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or the sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Fund may purchase or sell finan-
cial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a con-
tract, the Fund deposits, and maintains as collateral such initial mar-
gin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin vari-
ation and are recognized by the Fund as unrealized gains or losses.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securi-
ties under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Funds will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invest the cash in additional municipal securities. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securi-
ties deposited into a TOB are presented in the Funds’ Schedules of
Investments and the proceeds from the transaction are reported as a liability of the Funds.

ANNUAL REPORT

JULY 31, 2008

29

Notes to Financial Statements (continued)

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liabil-
ity for trust certificates and the range of interest rates were as follows:

Underlying
Municipal
	Securities	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates

BlackRock MuniYield
California Insured			1.695% –
Fund, Inc	$217,301,975	$129,530,364	2.715%

BlackRock MuniYield
Michigan Insured			1.735% –
Fund II, Inc	$ 48,990,224	$ 26,729,305	2.907%

BlackRock MuniYield
New York Insured			1.727% –
Fund, Inc	$195,706,961	$105,536,807	2.741%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate envi-
ronment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, each Fund’s investment in TOBs likely will adversely affect each Fund’s investment income and dividends to common stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund’s net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments
(e.g., futures) and certain borrowings, the Funds will, consistent with certain interpretive letters issued by the SEC, designate on their books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred share-
holders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Funds implemented Financial Accounting
Standards Board (“FASB”) Interpretation No. 48, “Accounting for
Uncertainty in Income Taxes — an interpretation of FASB Statement No.
109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, includ-
ing investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the applica-
tion of FIN 48 to each Fund, and has determined that the adoption of
FIN 48 does not have a material impact on each Fund’s financial state-
ments. The Funds file U.S. federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund’s financial statement disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

30 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on each Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereun-
der represent general unsecured claims against the general assets of the Funds. The Funds may, however elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent
Directors in order to match their deferred compensation obligations.
Investments to cover the Funds’ deferred compensation liabilities are included in other assets on the Statement of Assets and Liabilities.
Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income from affiliates on the Statement of Operations.

Other: Expenses directly related to each Fund are charged to that
Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropri-
ate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and
The PNC Financial Services Group, Inc. (“PNC”) are principal owners of
BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such ser-
vices, each Fund pays a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets. Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds, which are shown on the Statements of Operations as fees waived by advisor.

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the invest-
ment advisory fee paid by each Fund to the Advisor.

For the period November 1, 2007 to July 31, 2008 and the year ended
October 31, 2007, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services in the
Statements of Operations. The reimbursements were as follows:

	Period	Year Ended
	November 1, 2007	October 31,
	to July 31, 2008	2007

BlackRock MuniYield California Insured
Fund, Inc	$ 9,540	$14,652
BlackRock MuniYield Michigan Insured
Fund II, Inc	$ 3,322	$ 5,063
BlackRock MuniYield New York Insured
Fund, Inc	$10,301	$17,123

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for the compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2007 to July 31, 2008 were as follows:

	Total	Total
	Purchases	Sales

BlackRock MuniYield California Insured
Fund, Inc	$200,812,600	$203,286,263
BlackRock MuniYield Michigan
Insured Fund II, Inc	$ 64,054,515	$ 54,032,498
BlackRock MuniYield New York
Insured Fund, Inc	$149,901,018	$149,371,114

4. Capital Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, all of which were initially classified as Common Stock, with a par value of
$0.10 per share. The Board is authorized, however, to reclassify any unis-
sued shares of common stock without approval of the holders of
Common Stock.

ANNUAL REPORT

JULY 31, 2008

31

Notes to Financial Statements (continued)

Common Stock

MuniYield California Insured Fund, Inc.

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and during the years ended October 31, 2007 and
October 31, 2006 remained constant.

MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and during the year ended October 31, 2007 remained constant. Shares issued and outstanding during the year ended October
31, 2006 increased by 15,590 as a result of dividend reinvestments.

MuniYield New York Insured Fund, Inc.

Shares issued and outstanding for the period November 1, 2007 to
July 31, 2008 and during the years ended October 31, 2007 and
October 31, 2006 remained constant.

Preferred Stock

Preferred Stock of the Funds have a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at July 31, 2008 were as follows:

	BlackRock	BlackRock	BlackRock
	MuniYield	MuniYield	MuniYield
	California	Michigan	New York
	Insured	Insured II	Insured
	Fund, Inc.	Fund, Inc.	Fund, Inc.

Series A	2.535%[1]	3.579%[1]	2.590%[1]
Series B	3.579%[1]	3.503%[1]	3.579%[1]
Series C	3.503%[1]	4.215%[2]	3.579%[1]
Series D	2.667%[1]	—	3.503%[1]
Series E	3.336%[1]	—	2.480%[1]
Series F	4.215%[2]	—	4.354%[2]

1 The maximum applicable rate on this series of Preferred Stock is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of Preferred Stock is the higher of
110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

	Period	Year Ended
	November 1, 2007	October 31,
	to July 31, 2008	2007

BlackRock MuniYield California Insured
Fund, Inc	$191,061	$233,170
BlackRock MuniYield Michigan Insured
Fund II, Inc	$ 97,217	$127,776
BlackRock MuniYield New York Insured
Fund, Inc	$311,099	$359,665

On May 19, 2008, the Funds announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock MuniYield	Redemption	Shares	Aggregate
California Insured Fund, Inc.	Date	Redeemed	Price

Series A	7/07/08	541	$13,525,000
Series B	6/30/08	541	$13,525,000
Series C	6/25/08	481	$12,025,000
Series D	7/11/08	602	$15,050,000
Series E	6/27/08	602	$15,050,000
Series F	6/26/08	541	$13,525,000

BlackRock MuniYield	Redemption	Shares	Aggregate
Michigan Insured Fund II, Inc.	Date	Redeemed	Price

Series A	6/17/08	259	$ 6,475,000
Series B	6/25/08	160	$ 4,000,000
Series C	6/26/08	47	$ 1,175,000

BlackRock MuniYield	Redemption	Shares	Aggregate
New York Insured Fund, Inc.	Date	Redeemed	Price

Series A	6/24/08	249	$ 6,225,000
Series B	6/17/08	249	$ 6,225,000
Series C	6/23/08	410	$10,250,000
Series D	6/25/08	287	$ 7,175,000
Series E	7/17/08	322	$ 8,050,000
Series F	6/27/08	264	$ 6,600,000

The Funds financed the Preferred Stock redemptions with cash received from TOBs.

Shares issued and outstanding during the years ended October 31,
2007 and October 31, 2006 remained constant.

Dividends on seven-day Preferred Stock are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28 day Preferred Stock are cumulative at a rate which is reset every
28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred
Stock is footnoted as applicable on the above chart. For the period ended July 31, 2008, the Preferred Stock of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for each Fund for the period November 1, 2007 to July 31, 2008 were as follows:

32 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (continued)

BlackRock MuniYield California Fund Insured Fund, Inc.

	Low	High	Average

Series A	2.535%	4.200%	3.327%
Series B	2.483%	4.508%	3.292%
Series C	2.500%	4.356%	3.215%
Series D	2.645%	4.600%	3.276%
Series E	2.458%	4.508%	3.321%
Series F	2.900%	5.060%	3.812%

BlackRock MuniYield Michigan Insured Fund II, Inc.

	Low	High	Average

Series A	2.483%	4.60%	3.403%
Series B	2.535%	4.40%	3.385%
Series C	3.100%	5.06%	3.898%

BlackRock MuniYield New York Insured Fund, Inc.

	Low	High	Average

Series A	2.589%	4.508%	3.313%
Series B	2.483%	4.508%	3.284%
Series C	2.390%	4.508%	3.258%
Series D	2.000%	4.356%	3.216%
Series E	2.400%	4.356%	3.228%
Series F	2.390%	5.198%	3.744%

Since February 13, 2008, the Preferred Stock of each Fund failed to clear any of their auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.58%
to 5.198% . A failed auction is not an event of default for the Fund but has a negative impact on the liquidity of the Preferred Stock. A failed auction occurs when there are more sellers of a fund’s auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Stock may not have the ability to sell the Preferred
Stock at its liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

The Preferred Stock is redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The
Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund’s Articles
Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of
Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock
(b) change a Fund’s sub classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

During the current year, $307,896 has been reclassified in BlackRock
MuniYield California Insured Fund, Inc. between accumulated net realized loss and undistributed net investment income as a result of permanent dif-
ferences attributable to amortization methods on fixed income securities.

During the current year, $1,343,331 has been reclassified in BlackRock
MuniYield Michigan Insured Fund II, Inc. between paid-in capital in excess of par and accumulated net realized loss and $1,809 has been reclassified between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and amortization methods on fixed income securities.

During the current year, $7,390,734 has been reclassified in BlackRock
MuniYield New York Insured Fund, Inc. between paid-in capital in excess of par and accumulated net realized loss and $34,207 has been reclassified between accumulated net realized loss and distributions in excess of net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and amortization methods on fixed income securities.

BlackRock MuniYield California Insured Fund, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and years ended October 31, 2007 and
October 31, 2006 was as follows:

	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 23,900,958	$32,745,435	$35,604,372

Total distributions	$ 23,900,958	$32,745,435	$35,604,372

ANNUAL REPORT

JULY 31, 2008

33

Notes to Financial Statements (continued) As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed net tax-exempt income	$ 1,253,092
Undistributed net long-term capital gains	—

Total net undistributed earnings	1,253,092
Capital loss carryforward	(8,463,252)*
Net unrealized losses	(14,215,863)**

Total accumulated net losses	$ (21,426,023)

* On July 31, 2008, the Fund had a capital loss carryforward of $8,463,252, of which $4,424,909 expires in 2011, $2,675,948 expires in 2012 and $1,362,395 expires in 2015. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on straddles, the difference between book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

BlackRock MuniYield Michigan Insured Fund II, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and years ended October 31, 2007 and
October 31, 2006 was as follows:

	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 8,558,146	$11,709,561	$12,446,826

Total distributions	$ 8,558,146	$11,709,561	$12,446,826

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed net tax-exempt income	$ 554,269
Undistributed net long-term capital gains	—

Total net undistributed earnings	554,269
Capital loss carryforward	(3,246,240)*
Net unrealized losses	(1,576,972)**

Total accumulated net losses	$ (4,268,943)

* On July 31, 2008, the Fund had a capital loss carryforward of $3,246,240, of which $1,050,253 expires in 2010, $1,288,851 expires in 2012 and $907,136 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premi-
ums and discounts on fixed income securities and the difference between the book and tax treatments of residual interests in tender option bond trusts

BlackRock MuniYield New York Insured Fund, Inc.

The tax character of distributions paid during the period November 1,
2007 to July 31, 2008 and years ended October 31, 2007 and
October 31, 2006 was as follows:

	7/31/2008	10/31/2007	10/31/2006

Distributions paid from:
Tax-exempt income	$ 26,552,750	$36,258,422	$39,563,895

Total distributions	$ 26,552,750	$36,258,422	$39,563,895

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed net tax-exempt income	$ 1,634,741
Undistributed net long-term capital gains	—

Total net undistributed earnings	1,634,741
Capital loss carryforward	(25,069,639)*
Net unrealized losses	(11,275,038)**

Total accumulated net losses	$ (34,709,936)

* On July 31, 2008, the Fund had a capital loss carryforward of $25,069,639, of which $3,007,157 expires in 2010, $16,583,200 expires in 2012, $3,107,506 expires in 2014 and $2,371,776 expires in 2016. This amount will be available to offset future realized capial gains.
** The difference between book-basis and tax-basis net unrealized losses is attribut-
able primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premi-
ums and discounts on fixed income securities, the difference between book and tax treatment of residual interests in tender option bond trusts and the deferral of com-
pensation to trustees.

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regu-
latory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its
Common Stock on September 2, 2008 to shareholders of record on
August 15, 2008. The amount of the net investment income dividend per share was as follows:

Distribution
Per Share

BlackRock MuniYield California Insured Fund, Inc	$0.053500
BlackRock MuniYield Michigan Insured Fund II, Inc	$0.054000
BlackRock MuniYield New York Insured Fund, Inc	$0.052500

The dividends declared on Preferred Stock for the period August 1, 2008 to August 31, 2008 for the Funds were as follows:

	BlackRock	BlackRock	BlackRock
	MuniYield	MuniYield	MuniYield
	California	Michigan	New York
	Insured	Insured II	Insured
	Fund, Inc.	Fund, Inc.	Fund, Inc.

Series A	$148,663	$131,445	$ 75,467
Series B	$ 85,209	$ 63,132	$ 98,262
Series C	$ 58,871	$ 24,163	$161,725
Series D	$ 71,452	—	$ 88,017
Series E	$ 71,871	—	$ 92,492
Series F	$ 86,179	—	$104,463

34 ANNUAL REPORT

JULY 31, 2008

Notes to Financial Statements (concluded)

On September 12, 2008, the Board of Directors of BlackRock MuniYield
California Insured Fund, Inc., BlackRock MuniYield Michigan Insured
Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc.
voted unanimously to change certain investment guidelines of the
Funds. Under normal market conditions, the Funds are required to invest at least 80% of their total assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Funds have had an additional non-
fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-
paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the pur-
chase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades. The approved changes do not alter the Funds’ investment objectives.

The Advisor and the Board believe the amended policy will allow the Advisor to better manage the Funds’ portfolios in the best interests of the Funds’ shareholders and to better meet the Funds’
investment objectives.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

ANNUAL REPORT

JULY 31, 2008

35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock
MuniYield California Insured Fund, Inc., BlackRock
MuniYield Michigan Insured Fund II, Inc. and BlackRock
MuniYield New York Insured Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield
California Insured Fund, Inc., BlackRock MuniYield Michigan Insured
Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (the
“Funds”), as of July 31, 2008, and the related statements of operations for the period November 1, 2007 to July 31, 2008 and the year ended
October 31, 2007, the statements of changes in net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007. These financial state-
ments and financial highlights are the responsibility of the Funds’ man-
agement. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of July 31,
2008 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield
Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured
Fund, Inc. as of July 31, 2008, the results of their operations for the period November 1, 2007 to July 31, 2008 and for the year ended
October 31, 2007, the changes in their net assets for the period
November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007, in conformity with account-
ing principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey September 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund
II, Inc. and BlackRock MuniYield New York Insured Fund, Inc., during the taxable period ended July 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

36 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the “Board,” the members of which are referred to as “Directors”) of the BlackRock MuniYield California
Insured Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Insured Fund
II, Inc. (“MYM”) and BlackRock MuniYield New York Insured Fund, Inc.
(“MYN,” and together with MCA and MYM, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment adviser.
The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the
“Advisory Agreement,” the “Agreements”) between the Advisor and
BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor
and the Subadvisor are collectively referred to herein as the “Advisors”
and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Directors”).
The Directors are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The
Board has established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s invest-
ment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers,
L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term.
Consistent with the 1940 Act, after the Advisory Agreement’s and
Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of
BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed informa-
tion regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a)
investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable;
(b) fees, including advisory, administration and other fees paid to
BlackRock and its affiliates by each Fund, as applicable; (c) Fund oper-
ating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures;
and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory
Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independ-
ent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”);
(d) the profitability of BlackRock and certain industry profitability analy-
ses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g)
economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees clas-
sified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each
Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to
BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

ANNUAL REPORT

JULY 31, 2008

37

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and com-
pensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008.
At the Board meeting on April 22, 2008, BlackRock made a presenta-
tion to and responded to questions from the Board. Following the meet-
ing on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on
May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each
Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds;
the extent to which economies of scale would be realized as the Fund
Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed infor-
mation concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing
BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the
Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other per-
sonnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing share-
holder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund adminis-
trative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compli-
ance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previ-
ously noted, the Board received performance information regarding each
Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s perform-
ance compared to its Peers. More specifically, each Fund’s one-, three-
and five-year total returns (as applicable) were evaluated relative to its
Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that each of MCA and MYM performed below the median of their respective Peers in at least two of the one-, three-
and five-year periods reported. The Board then discussed with repre-
sentatives of BlackRock the reasons for each of MCA’s and MYM’s underperformance during these periods compared with their respective
Peers. The Board noted that the underperformance of MCA was generally due to its having a lower duration than that of its Peers and underutiliza-
tion of its ability to invest in lower grade securities. The Board noted that the underperformance of MYM was generally due to the underutilization of its ability to invest in uninsured securities and its investment in higher grade securities relative to its Peers.

38 ANNUAL REPORT

JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

For each of MCA and MYM, the Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving each Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage each of the Funds.

The Board noted that, although MYN underperformed its Peers in at least two of the one-, three- and five-year periods reported, it outperformed its
Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

After considering this information, the Boards concluded that the performance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers.
The Board also reviewed a narrative analysis of the Peer rankings pre-
pared by Lipper and summarized by BlackRock at the request of the
Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Funds paid contractual management fees lower than or equal to the median contractual fees paid by their respec-
tive Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and ser-
vices provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment manage-
ment experience of the Advisors and considered the high level of invest-
ment management, administrative and other services provided by the

Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed
BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the
Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous fac-
tors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds.
The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the
Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements)
that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the
Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the
Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not expe-
rience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives.

ANNUAL REPORT

JULY 31, 2008

39

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-
level breakpoint structure. The Board found, based on its review of com-
parable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relation-
ships with the Funds, including potential benefits accruing to the
Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and prod-
ucts sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the
Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different
Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unani-
mously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

40 ANNUAL REPORT

JULY 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional shares of Common
Stock of the Fund. The Plan is administered on behalf of the share-
holders by Computershare Trust Company, N.A. for BlackRock MuniYield
California Insured Fund, Inc. and The BNY Mellon Shareowner Services
for BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock
MuniYield New York Insured Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Funds (“newly issued shares”) or (ii) by pur-
chase of outstanding shares of Common Stock on the open market on the New York Stock Exchange, as applicable or elsewhere. If, on the divi-
dend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commis-
sions (a condition often referred to as a “market premium”), the Plan
Agents will invest the dividend amount in newly issued shares. If the
Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan
Agents will invest the dividend amount by purchasing on the open mar-
ket additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i)
when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash.
Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, broker-
age commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the
Fund. If, when the Funds’ shares are trading at a market premium, the
Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5%
of the fair market value of Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at
Computershare Trust Company, N.A., .O. Box 43010, Providence, RI
02940-3010, Telephone: (800) 426-5523 for BlackRock MuniYield
California Insured Fund, Inc. and The BNY Mellon Shareowner Services,
Church Street Station, .O. Box 385035, Pittsburgh, PA 15252-8035,
Telephone: (800) 432-8224 for BlackRock MuniYield Michigan Insured
Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc.

ANNUAL REPORT

JULY 31, 2008

41

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational	110 Portfolios	(chemical and allied
New York, NY 10022	and Director		Testing Service since 1997; Director, The Fremont Group since 1996;		products)
1946			Formerly President and Chief Executive Officer of The Conference Board,
Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care REIT)
and Director

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies 109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director and	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Member of	2007		110 Portfolios
New York, NY 10022	the Audit
1937	Committee

Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Formerly Adjunct Professor of
1948	Committee		Finance and Becton Fellow, Yale University from 1994 to 2006.

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street		2007	since 1987; Chair, Board of Trustees, McLean Hospital from 2000	110 Portfolios	Company
New York, NY 10022			to 2008 and Trustee Emeritus thereof since 2008; Member of the		(newspaper
1941			Corporation of Partners Community Healthcare, Inc. since 2005;		publishing)
Member of the Corporation of Partners HealthCare since 1995;
Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002.

42 ANNUAL REPORT

JULY 31, 2008

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn	Director and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Member of	2007	to 1995.	109 Portfolios
New York, NY 10022	the Audit
1939	Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street		2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street		2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director and	Since	Mizuho Financial Group Professor of Finance, Harvard Business	112 Funds	None
40 East 52nd Street	Member of	2007	School. Deputy Dean for Academic Affairs since 2006; Unit Head,	109 Portfolios
New York, NY 10022	the Audit		Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Robert S. Salomon, Jr.	Director and	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Member of	2002	1994 to 2005.	109 Portfolios
New York, NY 10022	the Audit
1936	Committee

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L P(“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn
Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007; Formerly Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

[3]	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

JULY 31, 2008

43

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, LP (“MLIM”) and Fund Asset Management, LP (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial		Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street			MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance		BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer of		Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959	the Funds		Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, LP from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors.

For All Funds:
Accounting Agent		Independent Registered	Legal Counsel
State Street Bank and		Public Accounting Firm	Skadden, Arps, Slate, Meagher & Flom LLP
Trust Company		Deloitte & Touche LLP	New York, NY 10036
Princeton, NJ 08540		Princeton, NJ 08540

BlackRock MuniYield California Insured Fund, Inc.			BlackRock MuniYield Michigan Insured Fund II, Inc.
Custodian		Transfer Agents	BlackRock MuniYield New York Insured Fund, Inc.
State Street Bank and		Common Stock:	Custodian	Transfer Agents
Trust Company		Computershare Trust	The Bank of	Common Stock and Preferred Stock
Boston, MA 02101		Company, N.A.	New York Mellon	BNY Mellon Shareowner Services
		Providence, RI 02940	New York, NY 10286	Jersey City, NJ 07310

Preferred Stock:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

44 ANNUAL REPORT

JULY 31, 2008

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net invest-
ment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certifica- tion of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT JULY 31, 2008 45

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Boards and the applicable ratings agencies, the definition of “Deposit Securities” in the
Funds’ Articles Supplementary was amended as follows in order to facili-
tate the redemption of the Funds’ Preferred Stock. The following phrase was added to the definition of “Deposit Securities” found in the Funds’
Articles Supplementary:

; provided, however, that solely in connection with any redemption of
Preferred Stock, the term Deposit Securities shall include (i) any com-
mitted financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date; and (ii)
cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of
Preferred Stock on such redemption date and such sale will be set-
tled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Funds have delegated the voting of proxies for Fund securities to the Investment Advisor pursuant to the Advisor ’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to
Fund securities in the best interests of each Fund and its stockholders.
From time to time, a vote may present a conflict between the interests of the Funds’ stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Funds or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight
Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the

Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an inde-
pendent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict.

46 ANNUAL REPORT JULY 31, 2008

This report is transmitted to shareholders only. It is not a prospec-
tus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Stock. Leverage creates risks for Common
Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free
(800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Infor-
mation about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#MY3-7/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
MuniYield Michigan	$25,900	$51,350	$3,500	$3,500	$6,100	$6,100	$1,049	$1,042
Insured Fund II, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniYield	$298,149	$295,142
Michigan Insured Fund II, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Kenneth A. Froot (term ended effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Herbert I. London (term ended effective November 1, 2007)
Roberta Cooper Ramo (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment
Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the
“Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines
(or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the
Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the

Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy
Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the
SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2008.

(a)(1) BlackRock MuniYield Michigan Insured Fund II, Inc. is managed by a team of investment professionals comprised of Fred K. Stuebe, Theodore R. Jaeckel and Walter
O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group.
Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the
Fund and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the Fund’s management team since 2006. Mr. Stuebe has been a member of the Fund’s management team since 1995.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005.
He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or
MLIM since 1991.

Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director
(Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a portfolio manager with BlackRock or MLIM since
1989.

(a)(2) As of July 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based

	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies

Fred K. Stuebe	10	0	0	0	0	0

	$2.04 Billion	$0	$0	$0	$0	$0

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0

	$19.3 Billion	$0	$0	$0	$0	$0

Walter O’Connor	81	0	0	0	0	0

	$19.3 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide
BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Each portfolio manager except Mr. Stuebe has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of July 31, 2008, none of Messrs. Jaeckel,
O’Connor or Stuebe beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto 12(a)(1) – Code of Ethics – See Item 2 12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Michigan Insured Fund II, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniYield Michigan Insured Fund II, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Michigan Insured Fund II, Inc.

Date: September 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Michigan Insured Fund II, Inc.

Date: September 19, 2008